EXHIBIT 10.48

============================================================================================================
AWARD/CONTRACT                       1. THIS CONTRACT IS A RATED ORDER    RATING DOA7           PAGE 1 OF 53
                                        UNDER DPAS (15 CFR 700)
------------------------------------------------------------------------------------------------------------

2. CONTRACT (PROC. INST. IDENT) NO.  3. EFFECTIVE DATE            4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
     DAAB07-01-D-G601                   2001JUL18                    SEE SCHEDULE
-------------------------------------------------------------------------------------------------------------
5. ISSUED BY                         CODE W15P7T         6. ADMINISTERED BY (IF OTHER THAN ITEM 5)  CODE S2404A
   COMMANDER US ARMY CECOM                                  DCMC BALTIMORE-MANASSAS
   AMSEL-ACCB-RT-P                                          10500 BATTLEVIEW PARKWAY
   LAWRENCE HAGANY (732) 427-1516                           SUITE 200
   FORT MONMOUTH NJ 07703-5008                              MANASSAS, VA 20109-2342

E-MAIL ADDRESS:  HAGANY@MAIL1.MONMOUTH.ARMY.MIL                  SCD C     PAS NONE       ADP PT SC1020
-------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (NO. STREET, CITY, COUNTY, STATE, AND ZIP CODE)    8. DELIVERY
   E-OIR MEASUREMENTS INC.                                                              [ ] FOB ORIGIN  [X] OTHER
   9241 COURTHOUSE RD UNIT 2A                                                                               (SEE BELOW)
   P O BOX 1240                                                                                             SEE SCHEDULE
   SPOTSYLVANIA VA  22553                                                            9. DISCOUNT FOR PROMPT PAYMENT

   TYPE BUSINESS: Other Small Business Performing in U.S.                            10. SUBMIT INVOICES      ITEM 12
----------------------------------------------------------------------------             (4 Copies Unless Otherwise Specified)
CODE 3t705                    FACILITY CODE                                              To The Address Shown In:
-------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR            CODE                   12. PAYMENT WILL BE MADE BY             CODE  HQ0338
    SEE SCHEDULE                                           DFAS - COLUMBUS CENTER
                                                           SOUTH ENTITLEMENT OPERATIONS
                                                           P.O. BOX 182264
                                                           COLUMBUS, OH 43218-2264
-------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:         14. ACCOUNTING AND APPROPRIATION DATA
    [ ] 10 U.S.C. 2304(c)( )     [ ] 41 U.S.C. 253(c)( )
-------------------------------------------------------------------------------------------------------------
15A. ITEM NO.    15B. SCHEDULE OF SUPPLIES/SERVICES    15C. QUANTITY    15D. UNIT    15E. UNIT PRICE    15F. AMOUNT
-------------------------------------------------------------------------------------------------------------
SEE SCHEDULE     CONTRACT TYPE:                        KIND OF CONTRACT:
                   Time-and-Materials                    Service Contracts
                   Labor-Hour
-------------------------------------------------------------------------------------------------------------
  Contract Expiration Date:  2005JUL19                 15G. TOTAL AMOUNT OF CONTRACT -->  $0.00
-------------------------------------------------------------------------------------------------------------
                                                  16. TABLE OF CONTENTS

(X) SECTION    DESCRIPTION             PAGE(S)       (X) SECTION         DESCRIPTION            PAGE(S)
-------------------------------------------------------------------------------------------------------------
            PART I - THE SCHEDULE                                    PART II - CONTRACT CLAUSES
 X    A     Solicitation/Contract Form     1          X    I       Contract Clauses               47
 X    B     Supplies or Services and
               Prices/Costs                3        Part III - List Of Documents, Exhibits, And Other Attachments
 X    C     Description/Specs./Work
               Statement                  10          X    J           List of Attachments
 X    D     Packaging and Marking         29             Part IV - Representations And Instructions
 X    E     Inspection and Acceptance     30               K       Representations, Certifications, and
 X    F     Deliveries or Performance     31                       Other Statements of Offerors    53
 X    G     Contract Administration Data  32               L       Instrs., Conds., and Notices to Offerors
 X    H     Special Contract Requirements 36               M       Evaluation Factors for Award
-------------------------------------------------------------------------------------------------------------
                         CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. Contractor's Negotiated Agreement (Contractor is        18. [X] Award (Contractor is not required to sign
required to sign this document and return copies to             this document.) Your offer on Solicitation Number
issuing office.) Contractor agrees to furnish and               DAAB0701RG601 including the additions or changes
deliver all items or perform all the services set               made by you which additions or changes are set
forth or otherwise identified above and on any                  forth in full above, is hereby accepted as to the
continuation sheets for the consideration stated herein.        items listed above and on any continuation sheets. This
The rights and obligations of the parties to this               award consummates the contract which consists of the
contract shall be subject to and governed by the                following documents: (a) the Government's solicitation
following documents: (a) this award/contract, (b) the           and your offer, and (b) this award/contract. No
solicitation, if any, and (c) such provisions,                  further contractual document is necessary.
representations, certifications, and specifications,
as are attached or incorporated by reference herein.
(Attachments are listed herein.)
-------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)                    20A. NAME OF CONTRACTING OFFICER
                                                                      RICK FORSBERG
                                                                      RICK.FORSBERG@MAIL1.MONMOUTH.ARMY.MIL (732) 532-3547
-------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR            19C. DATE SIGNED              20B. UNITED STATES OF AMERICA      20C. DATE SIGNED

By                                                                    By /S/ SIGNED
   ----------------------------------                                    ------------------------------
  (Signature of person authorized to sign)                               (Signature of Contracting Officer)

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NAME OF OFFEROR OR CONTRACTOR:     E-OIR MEASUREMENTS INC.

SECTION A - SUPPLEMENTAL INFORMATION

                       SUPPLEMENTAL CONTRACT INFORMATION


1. THE FOLLOWING ELEMENTS OF EOIR'S PROPOSAL SUBMITTED IN RESPONSE TO
SOLICITATION DAAB07-01-R-G601 ARE HEREBY INCORPORATED INTO THIS CONTRACT.

         A. EOIR'S MANAGEMENT PLAN IS HEREBY INCORPORATED INTO THIS CONTRACT BY
REFERENCE.

         B. EOIR'S PROPOSED ESTIMATES BY CONTRACT YEAR ARE INCORPORATED INTO
THIS CONTRACT AS STATED AND AS DESCRIBED IN THE REFERENCED PROPOSAL.

         C. EOIR'S PROPOSED LABOR AND GENERAL AND ADMINISTRATIVE RATES (G&A) FOR
ALL CONTRACT YEARS AND ALL TEAM MEMBERS ARE HEREBY INCORPORATED, IN THEIR
ENTIRETY AS ATTACHMENT (2) TO SECTION (J), LIST OF ATTACHMENTS.

         D. ACCORDINGLY THE EXISTING ATTACHMENT (2) "PRAG QUESTIONNAIRE" IS
HEREBY DELETED FROM THE LIST OF ATTACHMENTS AT SECTION J.

2. ADDITIONAL INFORMATION:

         A. SECTION (J), ATTACHMENT (5), TITLED PRICING FORMAT IS DELETED.

         B. SECTION (J), ATTACHMENT (6), KEY LABOR CATEGORIES IS ALSO DELETED.

3. THE CONTRACT NUMBER DAABO7-01-D-G601 IS HEREBY ADDED TO BLOCK 2A, "PRIME
CONTRACT NUMBER" TO THE DD-254 AT ATTACHMENT (3), TO SECTION (J).

                         *** END OF NARRATIVE A 001 ***

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NAME OF OFFEROR OR CONTRACTOR:     E-OIR MEASUREMENTS INC.
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ITEM NO   SUPPLIES/SERVICES            QUANTITY  UNIT      UNIT PRICE     AMOUNT
--------------------------------------------------------------------------------

          SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001      Supplies or Services and Prices/Costs
          -------------------------------------

          SERVICES LINE ITEM                      LO
          ------------------

          NOUN: FIELD TECHNOLOGY ASSISTANCE
          SECURITY CLASS: Unclassified
           LOW TECH RESEARCH, DEV. & ENG. SERVICES
           Field technology assistance, test and
           evaluation and engineering support services
           for
           a period of twelve (12) months (contract year
           1)
           commencing date of contract award and ending
           365 days later, in accordance with the
           Statement of Work (SOW) dated 10 October 00
           entitled "LOW TECHNOLOGY ENGINEERING SUPPORT
           SERVICES FOR THE COMMUNICATION AND ELECTRONICS
           COMMAND (CECOM)(CERDEC) NIGHT VISION AND
           ELECTRONIC SENSORS DIRECTORATE (NVESD)".
           See Section J, Attachment 001. Results are
           to be reported IAW contract line items 0002
           through 0006.

           This is an indefinite delivery/ indefinite quantity, time-and-materials type contract.
           Funding will be provided with each delivery order. The estimated value for year 1 is:

                    $ 75,381,717

                    (End of narrative C001)

          Inspection and Acceptance
          -------------------------
          INSPECTION: Destination  ACCEPTANCE: Destination

0002      Supplies or Services and Prices/Costs
          -------------------------------------

          DATA ITEM                                     $ ** NSP **  $ ** NSP **

          SECURITY CLASS: Unclassified

           NOUN: DATA ITEM - CATEGORY FNCL
           SECURITY CLASS: Unclassified
           Technical data for functional category
           FNCL, PERFORMANCE & COST REPORT, IAW the requirements, quantities, and schedules as set forth in the Contract Data
           Requirements List (CDRL), DD Form 1423,
           Section J, Exhibit A, Data Item No. A001,
           DI-FNCL-80912.

           All data deliverables shall
           be identified in the following manner:

               1) By the prime contract number

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NAME OF OFFEROR OR CONTRACTOR:     E-OIR MEASUREMENTS INC.
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ITEM NO   SUPPLIES/SERVICES            QUANTITY  UNIT      UNIT PRICE     AMOUNT
--------------------------------------------------------------------------------

          2) Name and address of the
             contractor and, where applicable:
          3) Name and address of the
             subcontractor which generated the data

               (End of narrative C001)

          Inspection and Acceptance
          -------------------------
          INSPECTION: Destination  ACCEPTANCE: Destination

0003      Supplies or Services and Prices/Costs
          -------------------------------------

          DATA ITEM
          ---------

          SECURITY CLASS: Unclassified
                                                            $ NSP         $ NSP

          NOUN: DATA ITEM - CATEGORY MISC
          SECURITY CLASS: Unclassified
          Tecnical data for functional category
          SCIENTIFIC AND TECHNICAL REPORT, IAW
          the requirements, quantities, and
          schedules as set forth in the
          Contract Data Requirements List
          (CDRL), DD Form 1423, Section J,
          Exhibit B, Data Item No. B001,
          DI-MISC-80711A.

          All data deliverables shall be identified in the following manner:

          1) By the prime contract number
          2) Name and address of the
             contractor and, where applicable:
          1) Name and address of the
             subcontractor which generated the data.

               (End of narrative C001)

0004      Supplies or Services and Prices/Costs
          -------------------------------------

          DATA ITEM
          ---------

          SECURITY CLASS: Unclassified
                                                            $ NSP         $ NSP

          NOUN: DATA ITEM - CATEGORY IPSC
          SECURITY CLASS: Unclassified
          Technical data for functional category
          COMPUTER PROGRAM END ITEM DOCUMENTATION,
          IAW the requirements, quantities, and
          schedules as set forth in the Contract
          Data Requirements List (CDRL),
          DD Form 1423, Section J, Exhibit B,
          Data Item No. C001, DI-IPSC-80590A.

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                                           MOD/AMD
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NAME OF OFFEROR OR CONTRACTOR:     E-OIR MEASUREMENTS INC.
--------------------------------------------------------------------------------
ITEM NO   SUPPLIES/SERVICES            QUANTITY  UNIT      UNIT PRICE     AMOUNT
--------------------------------------------------------------------------------

          All data deliverables shall be identified in the following manner:

          1) By the prime contract number
          2) Name and address of the
             contractor and, where applicable:
          3) Name and address of the
             subcontractor which generated the data.

                    (End of narrative C001)

0005      Supplies or Services and Prices/Costs
          -------------------------------------

          DATA ITEM
          ---------

          SECURITY CLASS: Unclassified
                                                            $ NSP         $ NSP

          NOUN: DATA ITEM - CATEGORY ADMN
          SECURITY CLASS; Unclassified
          Technical data for functional category
          PRESENTATION MATERIAL, IAW the requirements, quantities, and schedules as set forh in the Contract Data Requirements List
          (CDRL), DD Form 1423, Section J, Exhibit
          D, Data Item No. D001, DI-ADMN-81373.

          All data deliverables shall be identified in the following manner:

          1) By the prime contract number
          2) Name and address of the
             contractor and, where applicable:
          3) Name and address of the
             subcontractor which generated the data.

               (End of narrative C001)

0006      Supplies or Services and Prices/Costs
          -------------------------------------

          DATA ITEM
          ---------

          SECURITY CLASS: Unclassified
                                                            $ NSP         $ NSP

          NOUN: DATA ITEM -CATEGORY DRPR
          SECURITY CLASS: Unclassified
          Technical data for functional category
          DEVELOPMENTAL DESIGN DRAWINGS
          AND ASSOCIATED LISTS, IAW the
          requirements, quantities and
          scheduless as set forth in the Contract
          Data Requirements List (CDRL),




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NAME OF OFFEROR OR CONTRACTOR:     E-OIR MEASUREMENTS INC.
--------------------------------------------------------------------------------
ITEM NO   SUPPLIES/SERVICES            QUANTITY  UNIT      UNIT PRICE     AMOUNT
--------------------------------------------------------------------------------

          DD Form 1423, Section J, Exhibit E,
          Data Item No. E001, DI-DRPR-81002

          All data deliverables shall be identified in the following manner:

          1) By the prime contract number
          2) Name and address of the
             contractor and, where applicable:
          3) Name and address of the
             subcontractor which generated the data.

               (End of narrative C001)

0007      Supplies or Services and Prices/Costs
          -------------------------------------

          SERVICES LINE ITEM
          ------------------

          SECURITY CLASS: Unclassified
                                                        LO $-------    $--------

          NOUN: OPTION PERIOD ONE (1)
          SECURITY CLASS: Unclassified
          Technical, non-personal services for a
          period of twelve (12) months (contract
          year 2) IAW The Statement of Work(SOW)
          dated 10 October 2000 entitled"LOW
          TECHNOLOGY ENGINEERING SUPPORT SERVICES
          FOR THE COMMUNICATION AND ELECTRONICS
          COMMAND (CECOM) RESEARCH, DEVELOPMENT
          AND ENGINEERING CENTER (CERDEC) NIGHT
          VISION AND ELECTRONIC SENSORS
          DIRECTORATE (NVESD". See Section J,
          Attachment 1.

          See Section I for Option Requirements.

          Labor rates for option year 1 shall be
          used for the entire period of performance for all orders issued during this period.

          The labor rates for this effort can be
          found in subsection (To be determined at time of award).

          This option year shall include contract
          line items 0002 through 0006. Funding
          will be provided with each delivery order.
          The estimated value for this option year is:

                    $ 78,207,551

                    (End of narrative C001)

0008      Supplies or Services and Prices/Costs
          -------------------------------------

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ITEM NO   SUPPLIES/SERVICES            QUANTITY  UNIT      UNIT PRICE     AMOUNT
--------------------------------------------------------------------------------

          DATA ITEM
          ---------

          SECURITY CLASS: Unclassified
                                                        LO $--------- $---------

          NOUN: OPTION PERIOD TWO (2)
          SECURITY CLASS: Unclassified
          Technical, non-personal services for a
          period of twelve (12) months (contract
          year 3) IAW the Statement of Work (SOW)
          dated 10 October 00 entitled "LOW
          TECHNOLOGY ENGINEERING SUPPORT SERVICES
          FOR THE COMMUNICATION AND ELECTRONICS
          COMMAND (CECOM) RESEARCH, DEVELOPMENT
          AND ENGINEERING CENTER (CERDEC)
          NIGHT VISION AND ELECTRONIC SENSORS
          DIRECTORATE (NVESD)". See Section J,
          Attachment 1.


          Labor rates for option year 2 shall be
          used for the entire period of performance for all orders issued during this period.

          The labor rates for this effort can be
          found in subsection (To be determined at time of award).

          This option year shall include contract
          line items 0002 through 0006. Funding
          will be provided with each delivery order.
          The estimated value for this option year is:

                    $ 81,154,154

                    (End of narrative C001)

0009      Supplies or Services and Prices/Costs
          -------------------------------------

          DATA ITEM
          ---------

          SECURITY CLASS: Unclassified
                                                         LO $--------  $--------

          NOUN: OPTION PERIOD THREE (3)
          SECURITY CLASS: Unclassified
          Technical, non-personal services for a
          period of twelve (12) months (contract
          year 4) IAW the Statement of Work (SOW)
          dated 10 October 00 entitled "LOW
          TECHNOLOGY ENGINEERING SUPPORT SERVICES
          FOR THE COMMUNICATION AND ELECTRONICS
          COMMAND (CECOM) RESEARCH, DEVELOPMENT
          AND ENGINEERING CENTER (CERDEC)
          NIGHT VISION AND ELECTRONIC SENSORS
          DIRECTORATE (NVESD)". See Section J,
          Attachment 1.

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ITEM NO   SUPPLIES/SERVICES            QUANTITY  UNIT      UNIT PRICE     AMOUNT
--------------------------------------------------------------------------------

          Labor rates for option year 3 shall be
          used for the entire period of performance for all orders issued during this period.

          The labor rates for this effort can be
          found in subsection (To be determined at time of award).

          This option year shall include contract
          line items 0002 through 0006. Funding
          will be provided with each delivery order.
          The estimated value for this option year is:

                    $ 84,243,050

                    (End of narrative C001)

0010      Supplies or Services and Prices/Costs
          -------------------------------------

          SERVICES LINE ITEM
          ------------------

          SECURITY CLASS: Unclassified
                                                        LO $--------  $---------

          NOUN: OPTION PERIOD FOUR (4)
          SECURITY CLASS: Unclassified
          Technical, non-personal services for a
          period of twelve (12) months (contract
          year 4) IAW the Statement of Work (SOW)
          dated 10 October 00 entitled "LOW
          TECHNOLOGY ENGINEERING SUPPORT SERVICES
          FOR THE COMMUNICATION AND ELECTRONICS
          COMMAND (CECOM) RESEARCH, DEVELOPMENT
          AND ENGINEERING CENTER (CERDEC)
          NIGHT VISION AND ELECTRONIC SENSORS
          DIRECTORATE (NVESD)". See Section J,
          Attachment 1.

          Labor rates for option year 4 shall be
          used for the entire period of performance for all orders issued during this period.

          The labor rates for this effort can be
          found in subsection (To be determined at time of award).

          This option year shall include contract
          line items 0002 through 0006. Funding
          will be provided with each delivery order.
          The estimated value for this option year is:

                    $ 87,493,758

               (End of narrative C001)



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NAME OF OFFEROR OR CONTRACTOR:     E-OIR MEASUREMENTS INC.
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ESTIMATED AMOUNT

1. THIS CONTRACT IS AWARDED AT $ 0.00 WITHOUT ANY FURTHER OBLIGATION OF THE
GOVERNMENT TO ISSUE ORDERS HEREUNDER. THE ESTIMATED AMOUNT FOR THIS CONTRACT,
INCLUDING ALL OPTIONS, IS $ 406,480,230. EACH INDIVIDUAL TASK ORDER WHICH MAY BE
ISSUED WILL BE FUNDED AND CONTAIN AN ESTIMATED AMOUNT FOR THE EFFORT DESCRIBED
THEREIN AS WELL AS THE TASK ORDER FUNDED CEILING.

2. THE BREAKOUT PERIOD FOR THE ESTIMATED AMOUNT:

BASIC CONTRACT:               $ 75,381,717
OPTION YEAR 1:                $ 78,207,551
OPTION YEAR 2:                $ 81,154,154
OPTION YEAR 3:                $ 84,243,050
OPTION YEAR 4:                $ 87,493,758

3. ORDERS MAY BE ISSUED ORALLY, BY FACSIMILE, OR BY ELECTRONIC COMMERCE METHODS
AS WELL AS DEPOSITING IN MAIL AS NECESSARY.

                         *** END OF NARRATIVE B 001 ***

1. THE MINIMUM QUANTITY OF SERVICES WHICH MAY BE ORDERED ON ANY RESULTING
CONTRACT IS $ 50,000.00. AN AMOUNT AT LEAST EQUAL TO THAT WILL BE PLACED ON A
TASK ORDER AT THE TIME OF CONTRACT AWARD.

                         *** END OF NARRATIVE B 002 ***

CONSIDERATION- HOURLY LABOR RATES ARE INCLUDED AS ATTACHMENT 002, SECTION (J).

                         *** END OF NARRATIVE B 003 ***

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SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
                    Courier (W1 Courier (W110 October, 2000


                               STATEMENT OF WORK
                  LOW TECHNOLOGY ENGINEERING SUPPORT SERVICES
                                    FOR THE
                 COMMUNICATION AND ELECTRONICS COMMAND (CECOM)
             RESEARCH, DEVELOPMENT AND ENGINEERING CENTER (CERDEC)
            NIGHT VISION AND ELECTRONIC SENSORS DIRECTORATE (NVESD)

1.0 SCOPE. This Statement of Work (SOW) describes the low technology support to be provided to the CECOM Research, Development and Engineering Center's
(CERDEC's) Night Vision and Electronic Sensors Directorate (NVESD) and the rest of the sensor research and development community (i.e., NVESD's many customers).
The following paragraphs describe the type of work to be provided during the contractual period. This contract will be an Indefinite Delivery, Indefinite
Quantity (ID/IQ) Time and Material (T&M) type contract. Delivery orders shall generally be issued on a time and material basis, although it is possible that some may be firm fixed price (FFP) or Cost Plus Fixed Fee (CPFF) basis. It is not feasible at this time to describe in detail, each individual task that the Contractor will be required to perform. This procurement will enhance NVESD's ability to perform its mission of research and development of Night Vision, Electro-Optical, Electronic Sensors, and Countermine systems. This SOW pertains to the equipment, systems, facilities, and operations under the responsibility of NVESD at both Fort Belvoir, and Fort A.P.Hill, Virginia.

1.1 INTRODUCTION. The NVESD is organized into an Office of the Director and seven divisions: Science and Technology; Land Warfare; Air Systems; Countermine;
Modeling and Simulation; Rapid Prototyping and Field Support; and Operations.
The services and support described herein are intended to maximize the operational capability and efficiency of NVESD by providing personnel with the necessary skill levels and expertise to supplement and enhance the existing limited government workforce in conducting their research and development efforts.

1.2 GENERAL. The services to be provided by the Contractor include support for research and development, systems engineering, technology demonstrations, modeling and simulation of systems, prototype fabrication, field testing and data collection, facilities and equipment maintenance, engineering parts and materials, networking, and other technical and administrative support.

The services to be provided by the Contractor, as described in Section 3 of this SOW, will require personnel with scientific, engineering, analytical, computer programming, manufacturing, administrative, management, and various other technical skills. The Technology Areas which the Contractor will support include, but may not be limited to, the following:

          a. Thermal Imaging
          b. Cooled and Uncooled Focal Plane Arrays
          c. Image and Signal Processing and Image Compression
          e. Laser
          f. Electro-Optic Measurement and Signature Intelligence (MASINT)
          g. Radio Frequency (RF)/Acoustics
          h. Explosive, Mechanical and Electronic Neutralization of Mines
          i. Mine Detection
          j. Humanitarian Demining
          k. Unexploded Ordnance (UXO)
          l. Countersurveillance/Deception
          m. Low Cost/Low Observables
          n. Physical Security Equipment
          o. Aided/Automatic Target Recognition
          p. Sensor Fusion
          q. Display
          r. Unmanned Air/Ground Sensors
          s. Simulation
          t. Future Combat Systems
          u. Modeling
          v. Perception Testing
          w. Computer-Based Trainers

1.3 CONTRACT GUIDELINES.

1.3.1 DELIVERY ORDERS. Delivery Orders will be issued by the Contracting Officer to describe a specific set of tasks contained in the SOW which are to be performed in a given timeframe. These tasks will vary in scope and duration depending upon the level of services required. It is possible that not every task specified in paragraph 3.0 of this SOW, will be required in a given contract period. Each



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Delivery Order will specify elements of work that are defined in paragraph 3.
These elements are to be performed by the Contractor to satisfy that Delivery
Order. Associated data shall be provided in accordance with (IAW) the provisions of the Delivery Order and the Contract Data Requirements Lists (CDRL), DD Form
1423.

1.3.2 DELIVERY ORDER COMPETITION. In the post award environment, each contractor will be given a fair opportunity to compete for individual Delivery Orders through the application of the Office of Federal Procurement Policy (OFPP) Guide to Best Practices for Multiple Award Tasks and Delivery Order Contracting and in accordance with FAR 16.505(b). This fair opportunity process will be used to determine which of the multiple award contractors will receive particular delivery orders. Good business judgement will be used to determine appropriate methods for considering evaluation factors that are relevant to the requirement of a particular Delivery Order. The evaluation factor(s) which will be utilized to evaluate competitive Delivery Order proposals will be specified in the Government's initial request for competitive Task Execution Plans (TEPs) for a particular requirement. The Government's initial request for competetive TEPs will also describe the relative weights of any evaluation factors which will be utilized to evaluate the contractor's proposals and determine the winning offeror. The evaluation factors utilized may vary from one requirement to another, since the nature of the requirements may vary and require different evaluation factors. Multiple awardees who submit unsuccessful proposals under FAR 16.505(b) will be provided with the results of and the rationale for the successful awardee selection. If one of the exceptions to competition contained in 16.505(b)(2) applies to a particular requirement, that determination will be made by the Contracting Officer prior to any formal proposal request.

1.3.3 TRAVEL. In support of general project/program management functions, the contractor is expected to travel to Government and prime contractor facilities, both in CONUS and OCONUS, to participate in site surveys, design reviews, audit validations, witness demonstrations, install and field systems developed by NVESD, and conduct training. Contractor personnel will be subject to all travel regulations in effect at the time of the anticipated travel. Contractors are not authorized city pair (i.e., Government discount) air fares.

1.3.4 ACCOUNTABILITY. Although the Contractor shall be ultimately accountable to the Government for his work, the employees of the Contractor shall perform independently of routine government supervision, direction and control in fulfilling the requirements fo the contract and/or specific Delivery Order.
Regardless of the phrases used to describe the scope of work or tasks to be performed under this SOW, it is the Government's intent that the Contractor will not perform, nor will any of the tasks performed by the Contractor constitute, work of a policy, decision making or managerial nature that is the direct responsibility of Army officials. Each Delivery Order will have a designated
Government Project Leader (PL) to serve as the single individual to identify the technical requirements of that order.

1.3.4.1 TASK LEADER (TL). With each Delivery Order proposal the contractor shall designate one of the performing technical personnel to also serve as the Task
Leader (TL). This individual will be responsible for interacting and coordinating with the Government Project Leader (PL), and for making work assignments to other Delivery Order support personnel in accordance with the Delivery Order requirements. The TL will be responsible for ensuring the accurate and timely completion of all taskings.

1.3.4.2 PROGRAM MANAGER. Overall contract performance of all contracted work efforts, contractor personnel supervision, timeliness and accuracy of deliverables, and correction of any real or perceived problem areas, is the responsibility of the one contractor individual serving as Program Manager (PM) for the contract. The PM will interface on a regular basis with the Contracting
Officer's Representative (COR) for overall contract performance/schedule/cost considerations to ensure completely satisfactory contract performance.

1.3.5 ORDER OF PRECEDENCE. In case of conflict between the requirements of this SOW and the Delivery Order, the order of precedence shall be the Delivery Order, this SOW, and the applicable data item.

1.3.6 CONTRACT PERIOD. The contract period will commence on the date of the contract award and will continue in effect for a 12 month period, with four 12 month option periods available for the government to exercise at its discretion.

1.3.7 CONTRACT CEILING PRICE. Each Delivery Order will contain a "ceiling price" beyond which the Government is not liable for payment and an overall task estimate which represents the estimated value of a particular task. The estimated value of all work and services to be rendered under this contract is $500 Million.

1.3.8 ORGANIZATIONAL CONFLICT OF INTEREST (OCI). The Organizational Conflict of
Interest (OCI) clause contained in this solicitation will be incorporated into any resulting contract.

2.0 APPLICABLE DOCUMENTS. The following documents form a part of this SOW to the extent specified herein.

2.1 DATA ITEM DESCRIPTIONS.

     DI-IPSC-80590A           Computer Program End Item Documentation
     DI-FNCL-80912            Performance and Cost Report
     DI-MISC-80711A           Scientific and Technical Report
     DI-DRPR-81002            Developmental Drawings and Associated
                              Lists

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     DI-ADMN-81373 Presentation Material

2.2  DEPARTMENT OF DEFENSE DIRECTIVES.

          DOD Directive 5000.1     Defense Acquisition
                                      (Guidance only)

2.3  DEPARTMENT OF DEFENSE REGULATIONS.

          DOD 5000.2-R             Madatory Povedures for Major Defense
                                   Acquisition Programs (MDAPS) and Major
                                   Acquisition Information
System (MAIS)Programs (Guidance only)

2.4  NON-GOVERNMENT DOCUMENTS.

          ANSI Z39.18              Scientific and Technical Reports -
                                   Organization, Preparation and Production

3.0  REQUIREMENTS.

3.1. GENERAL REQUIREMENTS. The Contractor shall provide services and support IAW the individual Delivery Orders. The requirements in each Delivery Order shall be within the scope of the basic requirements of this SOW. Since this is primarily an Indefinite Task/Indefinite Quantity type contract with a Time and Material structure, it is not feasible at this time to describe in detail each task that the contractor will be required to perform.

3.1.1. TECHNICAL OBJECTIVE. The technical objective of this contract is to provide technical, scientific, engineering, analytical, computer programming, and other specialized skills in support of the NVESD and its customers.

3.1.2. MATERIAL. The contractor, as an independent contractor, not as an agent of the Government, and at the time and in the manner stated herein and in Delivery Orders, shall supply all systems engineering and technical assistance required. The contractor shall purchase all hardware and software that is required to be delivered to the government as required on individual tasks. Any purchased material, hardware, and/or software product will become the property of the Government upon delivery of the individual task assignment. The contractor shall be required to track the whereabouts of the hardware and maintain software integrity within the licensing agreement of the producer. The contractor is responsible for maintenance of the hardware during the period of the individual task.

3.1.3. COMPUTER RESOURCES. The contractor shall have or acquire sufficient computer equipment and facilities to enable completion of all tasks. The contractor shall have or acquire access to all computer networks and/or services required to complete the individual tasks. The contractor shall have resources compatible with the e-mail at NVESD. The contractor shall have or acquire internet access at each contractor location. The contractor shall have or acquire computer software that matches current and future NVESD standards
(Pro-Engineer for CAD/CAM, Mentor Graphics for E-CAD, Oracle and Microsoft
Access for Database Management Systems, and Microsoft Office for personal computers). The Contractor shall have video teleconferencing hardware and software compatible with NVESDs picture-tel systems as well as having desktop systems.

3.1.4. LOCATION OF SERVICES. The Contractor shall perform these services at a location to be specified in the individual Delivery Order. The normal location of work will be at the Contractor's facilities or at the NVESD facilities in Fort Belvoir, and/or Fort A.P.Hill, Virginia. The Contractor shall have part of their facilities located within a thirty-five (35) mile commute from Fort
Belvoir, VA. These local facilities shall be able to support conferences/meetings, video teleconferencing, as well as house technical, support and managerial personnel. Travel to other Contractor or Government facilities in the continental United States (CONUS) or outside the United States
(OCONUS) may be required as part of the performance of an individual task.

3.2  MANAGEMENT AND ADMINISTRATIVE SUPPORT.

3.2.1 ORGANIZATIONAL MANAGEMENT AND ADMINISTRATIVE SUPPORT TASKS. The contractor shall support Directorate management, operations, planning, and administrative activities. As required the contractor shall:

         a. Provide planning support to include the preparation of mid and long range program and technology development plans, investment strategies, and business and operating plans. These efforts shall include both U.S. and international activities.

         b. Review and evaluate the force development structure, to include vertical and horizontal lines of communication, Total Quality Management practices, matrix relationships, etc., and provide recommendations for action or implementation.

         c. Assist in the review, preparation, and implementation of regulations, policy directives, standard operating procedures, etc. Included are network SOP's (operation, usage, security, continuity of operation, etc.), programmer and user guides, and records management SOP's. Provide training in these and other related areas.

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         d. Coordinate and administer U.S. and international meetings, reviews, conferences, etc., to include providing a multimedia, classified (up to SECRET)
conference facility. The conference facility shall have a capacity of at least
250 persons and be located within 35 miles of Ft Belvoir, VA.

         e. Provide data entry and database management to support the international programs database, munitions case (foreign military sales) database, personnel and budget databases, and various other databases.

         f. Assist in coordination and implementation of community programs of the greater Ft. Belvoir area to include, but not limited to, Army Communities of Excellence (ACOE) and Adopt-A-School.

         g. Support inventory maintenance, cataloging, and management of non-engineering related property, supplies, and equipment.

         h. Support the formulation, review, and implementation of facilities and worker safety regulations, policies, and procedures, which include Hazardous
Waste Management and Industrial Hygiene. Support inspections of the NVESD facilities as required to ensure compliance with safety requisitions, policies, and procedures.

         i. Provide technology in-house training (i.e., EO-IR applications, basic functions, systems parameters, frequencies, signal processing, target processing, tracking techniques, system components, CAD/CAM, etc.).

         j. Provide all required labor, materials, and equipment necessary to support Night Vision exhibits and displays.

         k. Provide support to facilitate physical security policy, to to include: visitor center security and passes, building security, and building maintenance/repair required for security purposes.

3.2.2 PROGRAM/PROJECT MANAGEMENT SUPPORT TASKS. The contractor shall provide management support to program and project managers. As required the contractor shall:

         a. Develop and/or implement management information system (MIS) techniques and software tools to improve the productivity and management of NVESD programs.

         b. Implement standardized program and critical path management techniques and software tools to improve the planning, management, and control of NVESD programs.

         c. Implement MIS techniques and tools to automate, manage, and coordinate the flow of information and data among NVESD, other government agencies and contractors.

         d. Support the preparation, review, and maintenance of program plans, system acquisition documentation, and market surveys.

         e. Provide support to and coordination with functional areas/matrix support groups (i.e., producibility, integrated product/process development, manufacturing technology, quality assurance, maintainability, etc.) as applicable to individual programs.

3.3 ENGINEERING AND TECHNICAL SUPPORT

3.3.1 SYSTEM ENGINEERING SUPPORT TASKS. The contractor shall provide system engineering services and expertise in support of NVESD programs. As required, the contractor shall:

         a. Conduct specification review or preparation support using
MIL-STD-961D as a guide.

         b. Prepare and review system concept and design documentation, engineering studies, technical reports, etc.

         c. Provide drawing support services.

         d. Prepare and review test plans, procedures and test design documentation.

         e. Reduce, analyze and evaluate test data and prepare reports as applicable.

         f. Provide technician support for field tests and equipment demonstrations of all NVESD systems.

         g. Provide mechanical, electronic, and optical design and design review support of selected product improvement and manufacturing methods technology programs.


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3.3.2 ELECTRICAL/ELECTRONICS ENGINEERING SUPPORT TASKS. The contractor shall provide electrical/electronics engineering services and expertise in support of NVESD programs. As required the contractor shall:

         a. Perform repairs to Standardized lab equipment on-site.

         b. Provide engineering/technician support to in-house projects.

3.3.3 MECHANICAL ENGINEERING SUPPORT TASKS. The contractor shall provide mechanical engineering services and expertise in support of current and planned
NVESD programs. As required the contractor shall:

         a. Conduct static and dynamic structural analyses of components, devices, systems, etc.

         b. Conduct environmental (thermal, shock, vibration) analyses of components, devices, systems, etc.

3.3.4 COMPUTER SCIENCE AND ENGINEERING SUPPORT TASKS. The contractor shall provide computer programming, engineering, and technical labor in support of NVESD programs and the NVESD technical network. As required the contractor shall:

         a. Provide personal computer support to technical and non-technical users to include hardware/software evaluation, and software installation.

         b. Coordinate the interconnecting of NVESD networking and/or resources design, installation and administration of the NVESD technical and administrative local area networks (LANs).

         c. Provide data support, to include: maintaining a media library, copying of media, media data analysis and databasing.

         d. Provide data acquisition/programming support for NVESD at Ft
Belvoir, VA, and at the NVESD field test site at Ft A.P. Hill, VA, and other remote field test sites.

         e. Provide support to the NVESD major computing facilities which employ a variety of computing platforms all of which operate ___ under UNIX or a variant thereof.

         f. Provide application program development, maintenance, and modification in support of NVESD's technical and administrative functional needs, to include designing and maintaining NVESD's various databases.

         g. Provide automation training and documentation support, to include:

                  user training and user manual documentation on the various software applications.

3.4 FACILITIES AND EQUIPMENT MAINTENANCE; FIELD TEST AND DATA COLLECTION
SUPPORT. The contractor shall provide personnel, equipment, and facilities to support the testing of systems in both laboratory and field environments. As required, the contractor shall:

         a. Provide security forces cleared to the level of SECRET to provide security at test sites.

         b. Provide the construction equipment required to modify existing ranges (i.e. construct target berms, target holders and/or special support items) to facilitate testing of research and development night vision and other electronic sensor equipment.

         c. Provide the necessary skilled personnel to operate and perform basic vehicle maintenance on internal combustion engines (Petrol/diesel) and accessories, power trains, chassis components equipment of light/heavy wheeled vehicles, track vehicles and heavy construction equipment.

         d. Provide the skilled personnel required to design, procure, install and maintain test systems and support equipment to include the construction of facilities and fixtures.

         e. Provide the personnel and equipment necessary to conduct independent verification and validation of components, devices, systems, etc.

         f. Provide the capability to identify and troubleshoot equipment failures and repair such equipment in both laboratory and field environments.

         g. Participate as a non-aviator/non-crewman in DOD aircraft.

         h. Provide the capability to perform "quick look" data collections and performance analyses in a field environment.

         i. Support, renovate/upgrade, and maintain test and laboratory facilities, equipment and materials used to evaluate night vision systems and associated equipment. Facilities consist of optical, mechanical, electrical and digital equipment unique to the testing of


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developmental and production night vision equipment and associated systems.

         j. Provide personnel to support the growing of cooled and uncooled detector material.

         k. Provide the skilled personnel required to fabricate detectors, including personnel knowledgeable in clean room detector processing.

         l. Provide the necessary skilled personnel to operate in-situ reactive ion etch equipment and in-situ laser photolithography.

         m. Provide personnel to design smart readout circuits.

         n. Provide personnel to measure detector material/device performance.

         o. Provide personnel to support evaluation of third generation concepts on the NVESD third generation testbed.

3.5 FABRICATION AND SYSTEM PROTOTYPING. The contractor shall provide the personnel, and the necessary contractor-owned and operated equipment and facilities to design, fabricate, assemble, integrate, and test mechanical, electronic, electrical, and optical components, assemblies, and "quick reaction" prototype systems. As required, the contractor shall provide on-site support to Government design, fabrication, assembly, integration, and test facilities
(i.e., machinists, welders, etc.).

3.6 MODELING, SIMULATION, AND VIRTUAL PROTOTYPING/SIMULATION (VPS) FACILITY
SUPPORT. The contractor shall provide the necessary personnel, equipment, and materials to design, install, operate, maintain, and support the Virtual
Prototyping/Simulation (VPS) Facility in accordance with NVESD requirements. The
VPS shall provide the capability to emulate, simulate, integrate, debug, and test complex electronic interfaces among and operational functionality of components, subsystems, and systems. As required, the contractor shall:

         a. Provide planning support, design and architecture requirements, and facilities and equipment requirements for the VPS facility.

         b. Support modification, development, and/or procurement, and/or shipping of test equipment and facilities for the VPS.

         c. Support installation, set-up, debug, check-out, and maintenance of the VPS equipment and facilities.

         d. Support the design and development of test, analysis, and control software for the VPS facility.

         e. Provide operator/user training for the VPS equipment and facilities, to all in-house personnel.

         f. Support and maintain the VPS test equipment, facilities, and software.

         g. Provide collection and data reduction analysis for modeling and simulation efforts.

         h. Provide software and analysis support for model development. This effort includes software development of experiment interfaces, establishing and maintaining databases, and data analysis.

         i. Provide hardware hookup, transportation and checkout for perception testing.

         j. Provide training and conduct perception testing.

         k. Support field data collection to obtain target signatures.

         l. Support software and hardware development of training aids.

3.7 ENGINEERING PARTS AND MATERIAL SUPPORT. The contractor shall provide inventory, cataloging, stocking, restocking and management of engineering parts and materials used by NVESD to develop, fabricate, or modify prototype equipment and systems. As required, the contractor shall:

         a. Coordinate the procurement, stocking, and restocking of engineering parts and materials by routine Government process as required develop, fabricate, maintain, or modify components, assemblies, and system prototypes.

         b. Establish and maintain a database of the engineering parts and materials and generate an up-to-date catalog in IBM compatible floppy disk and/or hard copy formats.

         c. Procure and maintain a supply of electronic parts, spares, and assemblies that are needed on immediate notice to maintain

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operational continuity of the facilities hardware and associated laboratory and test equipment.

         d. The Contractor shall provide these items, on an as-needed basis, to supplement in-house efforts to assure a 95% operational level with a minimum of downtime (< 24 working hours).

         e. Provide engineering support to compile kits of engineering parts and materials to be used in the assembly of in-house prototypes and systems. The contractor shall test the parts as required, validate quality and quantity, and deliver these kits ready for use in the final assembly of said prototype or system.

3.8 TECHNICAL WRITING AND DOCUMENTATION. The contractor shall provide technical writing and document processing capabilities in support of NVESD technical personnel. As required, the contractor shall:

         a. Provide expertise in the development and preparation of technical documentation (i.e., Integrated Program Summary (IPS), Acquisition Strategy
(AS), Acquisition Plan (AP), Test and Evaluation Master Plan (TEMP), Technology
Development Plan for Advanced Technology Demonstration (TDP), etc.

         b. Provide expertise in the preparation and procedures associated with MIL-STD and DOD-STD guidance documentation.

         c. Prepare and produce technical reports and memoranda.

         d. Provide technical data from research, literature search, interviews, etc. to develop technical or program databases as required.

3.9 CONFIGURATION MANAGEMENT SUPPORT. The contractor shall provide configuration management support to NVESD programs. As directed, the contractor shall:

         a. Prepare and/or review configuration management plans for selected
NVESD projects.

         b. Conduct and/or participate in Physical Configuration Audits (PCA),
Functional Configuration Audits (FCA), and Configuration Item Verification
Review (CIVR) for selected projects.

         c. Review and analyze engineering drawings and associated lists for technical adequacy and conformance to contractual requirements. Prepare a report detailing all discrepancies and including recommendations for the resolution of discrepancies.

         d. Technically analyze new system concepts, test methods and Quality
Assurance (QA) provisions prior to incorporation into the drawing package.
Review maintenance operations for NVESD equipment in the field for technical adequacy and completeness. Prepare a report detailing any inadequacies found and include recommendations for the resolution of discrepancies.

         e. Prepare documents (i.e., Engineering Change Proposal (ECP), Request for Waivers (RFW), Request for Deviations (RFD), Notice of Revisions (NOR),
Specification Change Notices (SCN), Drawings, Models, CAD/CAM Data, and reproductions).

         f. Maintain and update system documentation (i.e. System/subsystem and Software Unit Specifications, Drawings, Models, CAD/CAM Data, User, Computer
Operation, and Program Maintenance Manuals.)

3.10 CONSULTANTS. The Contractor shall provide evaluation services of specialized consultants as required by the Government, and provide for the services of consultants with specialized experience related to activities specified in this SOW, beyond the technical experience of the Contractor's employees, when approved by the Government.

3.11 DATA DELIVERABLES.

3.11.1 SCIENTIFIC AND TECHNICAL REPORTS. The Contractor shall prepare and submit scientific and technical reports IAW Data Item No.B001, DI-MISC-80711A.

3.11.2 PERFORMANCE AND COST REPORTS. The Contractor shall prepare and submit funds and manhour expenditure reports IAW Data Item No. A001, DI-FNCL-80912.

3.11.3 COMPUTER PROGRAM END ITEM DOCUMENTATION. The Contractor shall prepare and submit software IAW Data Item No. C001, DI-IPSC- 80590A.

3.11.4 PRESENTATION MATERIAL. The Contractor shall prepare and submit presentation material IAW Data Item No.D001, DI-ADMN-81373.

3.11.5 DRAWINGS. The Contractor shall prepare and submit developmental drawings
IAW Data Item No. E001, DI-DRPR-81002.

3.12 CONTROL PROCEDURES. Progress review meetings and performance reports will be specified in each Delivery Order.


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3.13 GOVERNMENT FURNISHED EQUIPMENT AND INFORMATION (GFE/GFI). Government
furnished equipment and/or information, if required, will be specified in each Delivery Order.

                         *** END OF NARRATIVE C 001 ***

     Regulatory Cite               Title                         Date
     ---------------               -----                         ----
C-1  252.211-7000        ACQUISITION STREAMLINING                DEC/1991

                         LABOR CATEGORY QUALIFICATIONS
                         -----------------------------

PROGRAM MANAGER

Minimum of a BS degree in engineering, computer science, mathematics or the physical sciences. Additional experience must include a minimum of eight (8) years experience in Research and Development with five (5) years experience in program/project management on Army systems. Education and experience must demonstrate an ability to plan, direct and coordinate administrative activities, program control and supervision of personnel involved in Engineering and Management support provided under this contract. Thorough knowledge and experience in requirements definition, work planning, budget control, communication methods and procedures required.

PRINCIPAL ENGINEER/SCIENTIST (MECHANICAL, ELECTRICAL, ELECTRONIC, INDUSTRIAL,
SYSTEMS ENGINEERING, or PHYSICS, or MATHEMATICS)

Broad knowledge in the particular area of specialization with in-depth understanding of the latest development in the related field. Requires an advanced degree in discipline with 10 years experience in the appropriate feild, or a Bachelors Degree and 15 years experience in the appropriate discipline.
Capable of developing new and innovative applications of state of the art knowledge.

SR ENGINEER/SCIENTIST (MECHANICAL, ELECTRICAL, ELECTRONIC, INDUSTRIAL, SYSTEMS,
PHYSICS, ETC.)

Minimum of a MS degree in electronic/electrical engineering, mechanical engineering, industrial engineering, or systems engineering together with eight
(8) years experience. A BS degree in one of the appropriate fields of study and ten (10) years experience will be considered equivalent. Types of engineering will include research and development, systems engineering, and engineering studies. For Sr Electronic Engineer experience in electronic warfare systems is also required.

ENGINEER/SCIENTIST (MECHANICAL, ELECTRICAL, ELECTRIONIC, INDUSTRIAL, SYSTEMS,
PHYSICS, ETC.)

A minimum of a BS degree in engineering and four (4) years experience in the titled field of engineering is required. An AS or AAS degree and six (6) years experience in appropriate field of engineering will be considered equivalent.
Types of engineering required could include research and development and systems engineering. Basic knowledge of that field (mechanical, electrical, etc.)of electronics engineering concepts and principles and a general knowledge of related engineering practices and techniques as they apply to that area of engineering in order to perform phases of research, design, development, testing and/or maintenance on assigned tasks.

SENIOR PROJECT ENGINEER I and II

Engineer shall be familiar with all aspects of Systems Enginering as well as Project Engineering/Management. Shall have experience with project engineering/management with Configuration Electro-Optical systems and subsystems.

Must have current knowledge and practical experience in the areas of:
          a. Thermal Imaging System Technology
          b. Image Intensification System Technology
          c. Laser and Laser Rangefinder Technology

Minimum of a Bachelor of Science degree of Engineering, Engineering Technology,
Physics, or Physical Science from an accredited college or university. The substitution of graduate study for experience will be on a one for one year basis for the Electro-Optics requirements in SR Project Engineer I & II.

SR PROJECT ENGINEER I

Must have a minimum of four(4) years experience in the Electro-Optics field and four(4) years experience in a Program Mamagement (i.e. Logistics, Configuration
Management, etc.) aspect of a Project.

SR PROJECT ENGINEER II

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         Must have a minimum of two(2) years experience in the Electro-Optics field and two(2) years experience in in a Program Mamagement (i.e. Logistics,
Configuration Management, etc.) asspect of a Project.

JUNIOR ENGINEER

A minimum of a BS degree in engineering. An AS or AAS degree and four(4) years experience in engineering will be considered equivalent. Working environment includes research and development in the area of mechnical, electrical, electronics, etc.

SOFTWARE ENGINEER

A minimum of a MS degree in electronic/electrical engineering, mathematics, computer science, or software engineering with six (6) years experience. A BS degree in one of the appropriate fields of study and eight (8) years experience will be considered equivalent. Must include math modeling or simulation, the use of CASE tools, requirement/functional allocation and interpretation, or software support services (test and evaluation, IV&V, etc.).

RADAR ENGINEER

A minimum of a MS degree in engineering, engineering technology, computer science, mathematics or the physical sciences with six (6) years experience. A
BS degree in one of the appropriate fields of study and eight (8) years experience will be considered equivalent. Experience must include research and development for radar and CI systems and technology.

QUALITY/RAM ENGINEER, LEVEL 1

BS in engineering, mathematics or physical sciences with at least seven (7) years of engineering experience to include knowledge of probability, reliability, statistical analysis methods, sampling and test and evaluation techniques, data collection, and familiarity with applicable regulations and standards. At least 3 1/2 years of specific experience is required in the areas of government development and operational testing, and contractor technical and production testing to include first article, environmental and performance testing at both component and system levels; preparation/review of failure analysis reports and corrective action verification; requirements evaluation and translation to technical specifications and test requirements; and preparation and review of detailed test plans/procedures/reports. At least 3 1/2 years of specific experience is required in reliability prediction techniques, reliability growth management, reliability and maintainability testing procedures, analysis or reliability requirements and specification preparation.
Five (5) of the seven (7) years must have included experience in electronic systems. At least three (3) years experience in managing a professional staff must be demonstrated.

QUALITY/RAM ENGINEER, LEVEL II

BS in engineering, mathematics or physical sciences with a least four (4) years of engineering experience to include knowledge of probability, reliability, statistical analysis methods, sampling and test and evaluation techniques, data collection and familiarity with applicable regulations and standards. At least two (2) years of specific experience must have been in the areas of government development and operational testing and contractor technical and production testing to include first article, environmental and performance testing at both component and system levels; preparation/review of failure analysis reports and corrective action verification; requirements evaluation and translation to technical specifications and test requirements; and preparation and review of detailed test plans/procedures/reports. At least two (2) years of specific experience must have been in the areas of reliability prediction techniques, reliability growth management, reliability and maintainability testing procedures, analysis of reliability requirements and specification preparation.

QUALITY/RAM ENGINEER, LEVEL III

BS in engineering, mathematics or physical sciences with at least two (2) years of engineering experience to include knowledge of probability, reliability, statistical analysis methods, sampling and test and evaluation techniques, data collection and familiarization with applicable regulations and standards.
Specific experience is required in the areas of government development and operational testing and contractor production testing to include first article, environmental and performance testing at both component and system levels;
preparation/review of failure analysis reports and corrective action verification; requirements evaluation and translation to technical specification and test requirements; and preparation and review of detailed test plans/procedures/reports. Also, experience in reliability prediction techniques, reliability and maintainability testing procedures, analysis of reliability requirements and specification preparation.

QUALITY ASSURANCE SPECIALIST

AA in engineering, mathematics or physical science with at least six (6) years experience in Systems Quality Assurance to include knowledge of quality assurance requirements in specifications and technical data packages. Experience is required in developing/reviewing quality assurance programs, procedures, test methods and equipment, records control and sampling. Familiarization with applicable regulations, techniques and standards is required. As a substitute for the AA degree requirement an additional two (2)


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years of quality assurance experience may be substituted.

CONFIGURATION MANAGEMENT DATA SPECIALIST

Must have at least two (2) years experience in configuration management with the following knowledge and abilities: working knowledge of MIL-STD-973, MIL-STD-100 and MIL-T-31000 and Configuration MGMT practices and procedures. Shall have experience in administration control of ECPs, RFDs, RFWs, drawings, specifications and other related technical data documents. Shall have experience and the ability to operate and input data and obtain reports from NV-ICM or an equivalent type of Data Base MGMT System.

DATA SPECIALIST

Any combination of training and experience in the operation and maintenance of multi-media libraries that totals one (1) year. Must have a limited knowledge of MIL-T-31000, MIL-STD-973 and MIL-STD-100. Shall be capable of maintaining, extracting, summarizing and retrieving data from drawings, specifications, reports, etc.

SAFETY SPECIALIST

Must possess a BS degree in safety or a related technical discipline and a minimum of four (4) years directly related field experience. Must possess a strong working knowledge of OSHA and national consensus standards and the ability to research and interpret standards, regulations, handbooks, and other reference sources in order to provide clear, concise, and accurate safety evaluation and recommendations for NVESD operations and facilities. Requires strong writing and communication skills for the development of new and the updating and modification to existing policies and procedures.

ENVIRONMENTAL SPECIALIST

Must possess a BS degree in environmental sciences or a related scientific or engineering discipline and a minimum of four (4) years directly related experience. Must possess a strong working knowledge of Federal and Virginia state environmental regulations and the ability to research and interpret standards, literature, and other information sources as required to provide clear, concise, accurate, and timely evaluation of, and recommendations for, NVESD operations and facilities.

GRAPHIC ARTIST

A minimum of four (4) years experience in the preparation of briefing material.
Experience shall include preparation of three of the following: Vu-graphs, 35 mm slides, graphics, pamphlets, videos, brochures, and hard copy narratives. Must have experience with software graphic packages.

ILLUSTRATOR (SCIENTIFIC)

Skill in drawing freehand with drawing instruments and computer graphics.
Artistic skill and proficiency in the use of a variety of art media. Knowledge of the subject matter of electro-optics or other engineering fields with the ability to produce illustrations which are factual, scientifically accurate, and easy to interpret.

DRAFTSMAN

Minimum of a one (1) year certificate from a technical or trade school in drafting is required with three (3) years drafting experience. Shall be competent in Computer Aided Design/Drafting, Design and Graphic skills.

TECHNICAL WRITER/EDITOR

A knowledge and understanding of abstract ideas and theoretical concepts in the subject matter field of Night Vision Electronic Sensors and computer systems.
The technical publications writer or editor must be familiar with the subject matter involved and must be aware of the relationship of the writing or editing project to the total technical information program.

COMPUTER OPERATOR

Detailed knowledge of computer equipment, communications links, and peripheral devices, including operating methods and characteristics in order to set up and operate the equipment. Working knowledge of INFORMIX, other languages and operating systems, utility software, and job control languages to initiate and monitor processing of production workloads.

DATA ENTRY CLERK

Knowledge of operating procedures, methods and problems sufficient to understand and act on their effect on documentation requirements. Knowledge of Installation
Equipment Management System (IEMS), i.e. analyze input data, use retrieval capabilities and schedule workload processing for IEM programs as required. The ability to discern similar but differing documentation requirements in order to correctly excerpt and load the correct data from technical documents (i.e.
drawings) into the correct fields of a data base management system.

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LABORER

Minimum of two (2) years experience in construction skills necessary for the fabrication and maintenance of equipment shelters and buildings, (i.e.
Carpentry, Plumbing, and Electrical). Knowledge of basic vehicle maintenance and operation of military tactical and nontactical vehicles. Must possess ability to operate forklift up to 4000 pounds. Must be able to lift at least 10 pounds.
Must possess a valid state driver's license.

ELECTRICIAN, MAINTENANCE

Must possess rounded training and experience usually acquired through a formal apprenticeship or equivalent training and experience. Knowledge of a variety of electrical trade functions such as the installation, maintenance or repair of equipment for the generation, distribution, or utilization of electric energy in an establishment.

WAREHOUSEMAN

A minimum of two (2) years experience of effective warehousing and organizing of excess property. Must be able to lift at least 10 pounds. Must possess a valid state driver's license.

WAREHOUSEMAN/EQUIPMENT COORDINATOR

Broad knowledge of the policies relating to the Equipment Management Program to include property accountability concepts and procedures. Ability to provide technical guidance and converse with all echelons.

MANAGEMENT ASSISTANT

Ability to operate office automation machines and software applications. Two (2) years of office experience is desired demonstrating ability to track suspenses, compile statistical and routine reports, assist equipment manager and equipment coordinator. Typing required.

SUPPLY SPECIALIST

Minimum of two (2) years experience in the preparation of supply reports by knowledge or research through regulation, microfiche, and related publications.

PRODUCTION CONTROL SPECIALIST

Generally familiar with computer input elements to perform such functional activities as data entry, data verification, transaction preparation and reprocessing of corrections.

TEST COORDINATOR/FACILITY MANAGER

Shall have at least three (3) years experience in facility maintenance and the operation of a field test site to include sophisticated electronic equipment as well as the maintenance of buildings and grounds. This will include direct supervision of contractor's workers. Sufficient background in electronics and photo-optics to be able to interface with engineering and scientific personnel in the set up and conduct of elaborate tests of laser and IR equipment applications is required. The individual must be able to select and hire contractors to perform various tasks at the test facility. This would also include the ordering of equipment for general and special maintenance.

AUTO MECHANIC

Minimum of five (5) years experience in the maintenance of both wheeled and tracked, tactical and non-tactical military vehicles, through third echelon level. This includes internal combustion engines (Petrol/Diesel) and accessories, power train, chassis components equipment of Light/Heavy Wheeled
Vehicles, Track Vehicles, and Heavy construction equipment and associated with Military (Administrative/Tactical) and commercial vehicles. Must perform organizational maintenance and operate military tactical and commercial utility generators and precision generation equipment and associated items, in accordance with current technical manuals.

TECHNICAL SUPPORT DRIVER I and II

Both categories must possess valid state driver's license, a commercial driver's license and be capable of obtaining a military driver's license within 30 days after reporting. Must be capable of performing basic maintenance (i.e., change oil, grease, change spark plugs, etc.) on commercial vehicles/utility generator and be capable of performing basic maintenance on tactical vehicles/generators and

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associated items in accordance with current technical manuals within 90 days after reporting.

Basic construction skills are necessary for the fabrication and maintenance of equipment shelters and buildings. This would include skill in one (1) or more of the following areas:

          Carpentry - use of woodworking tools and basic framing
          Electrical - ability to run simple circuits such as outlets and switches and install conduit
          Plumbing - basic skills for installing and repair of copper, steel and PVC lines

SPECIFICS FOR TECHNICAL SUPPORT DRIVER I:

Should have a minimum of one (1) year experience in the operation of non-tactical commercial vehicles of two (2) tons or greater and be capable of obtaining a military license to operate non-tactical and tactical wheeled vehicles up to five (5) tons and tracked vehicles up to an armor personnel carrier, small tanks, and agricultural equipment.

SPECIFICS FOR TECHNICAL SUPPORT DRIVER II:

Should have a minimum of two (2) years experience in the operation of non-tactical commercial vehicles of five (5) tons or greater. Must be capable of obtaining a military license to operate non-tactical and tactical wheeled vehicles up to ten (10) tons and tracked vehicles up to a main battle tank, 20 ton tractor-trailer, agricultural equipment and light construction equipment.

WELDER

Must be a Journeyman level welder. Must be able to read and interpret sketches, blueprints, and follow oral instructions. Have knowledge of most of the common metal (steel, S.S., aluminum). Know how to use all types of hand tools used in the shops. Be able to perform welding duties using various types of welding equipment such as arc, tig, mig, and also gas cutting. Must be able to weld materials as thin as 1/16 of an inch, up to 3 inches thick. Must be able to plan and layout the work. Must be able to operate metal shears and punches.

PAINTER

Must be able to read and interpret sketches, blueprints, and follow oral instructions. Must be able to prepare surfaces for painting. Must have knowledge of spraying systems and different types of paints and primers (epoxy, polyurethane, lacquers, enamels, thinners).

MECHANICAL TECHNICIAN I, II, AND III

All levels must have a working knowledge of basic material assembly, stresses, capabilities and limitations. Must be experienced in cutting, welding, drill and tapping various material to assemble fixtures and brackets capable of supporting test systems and support equipment during vehicle or weapon testing. Must be capable of interpreting basic blueprints and drawings.

         SPECIFICS OF LEVEL I - Must have at least two (2) years experience.
         SPECIFICS OF LEVEL II - Must have at least four (4) years experience.
         SPECIFICS OF LEVEL III- Must have at least five (5) years experience and be familiar with fixture design and material analysis.

ELECTRICAL TECHNICIAN I, II, AND III

All levels must have a working knowledge of solid state components, their functions, capabilities and limitations. Must be experienced in soldering and wiring printed circuit boards and their integration into an operating system.
Must have experience in the racking and stacking of electronic equipment and making minor changes in components to improve operation, eliminate overloads, etc. Must be able to interpret block diagrams.

         SPECIFICS OF LEVEL I - Must have at least two (2) years experience.
         SPECIFICS OF LEVEL II - Must have at least four (4) years experience.
         SPECIFICS OF LEVEL III- Must have at least five (5) years experience and be capable of doing circuit design and troubleshooting sophisticated electronic equipment (i.e. transmissometers, radiometers, photometers, and radios).

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PHOTO-OPTICS TECHNICIAN I, II, AND III

All levels must have a working knowledge of photo-optical applications such as video recording, photography, lasers, and lighting. Must have experience in setting up and operating photo-optical instrumentation to record and photograph data for scientific and engineering projects. Must be able to operate and calibrate photo-optical equipment according to formalized procedures, maintenance manuals, and schematic diagrams. May be required to install and calibrate optical and photographic data collection equipment in missiles, aircraft, weaponry, combat vehicles, or other installations.

         SPECIFICS OF LEVEL I - Must have at least two (2) years experience.

         SPECIFICS OF LEVEL II - Must have at least four (4) years experience.

         SPECIFICS OF LEVEL III- Must have at least five (5) years experience.
Must be capable of modifying existing equipment and participating in planning and testing of modified equipment and understand basic designs of thermal imaging, image intensifiers and television.

HAZARDOUS WASTE HANDLER/TECHNICIAN

Must possess all training certifications as required by the EPA and OSHA for hazardous waste workers. Position requires a minimum of three (3) years practical field experience. Must have a strong working knowledge of Federal and Virginia state laws and regulations governing the handling, storage, and disposal of hazardous and regulated wastes. Must have experience and knowledge of maintaining permitted 90-day storage sites and documentation, handling, and transportation activities for disposition of regulated wates and materials.

INDUSTRIAL HYGIENE TECHNICIAN

Must possess a BS degree in industrial hygiene, chemistry, biology, and/or sciences with a minimum of 16 credit hours of chemistry plus completion of formal course of training in industrial hygiene, industrial ventilation, and/or toxicology. Position requires a minimum of three (3) years field experience in industrial hygiene. Must have practical knowledge of industrial hygiene concepts, principles, and practices applicable to the performance of industrial hygiene inspections from relatively routine through large and complex.

OFFICE ADMINISTRATOR

Minimum of one (1) year of direct experience is desired in administration of organizational mail service, records management program, forms program or publications program.

OFFICE COORDINATOR

Two (2) years experience is desired in administering office support programs such as Records Management, Office Equipment, forms, publications, and mail.

CLERICAL SUPPORT

Must possess minimum of a high school diploma or G.E.D. Must be able to type a minimum of thirty (30) words per minute. Should have thorough knowledge of punctuation, spelling, capitalization, abbreviations, compounding and spacing.
Knowledge of word processors is essential.

MACHINIST

Must be a journeyman level machinist. Must be able to read and interpret sketches, blueprints, and follow oral instructions. Have knowledge of most of the common metals (Steel, S.S., Aluminum). Must also know and be able to use all types of hand tools used in the shops. Should be able to use all types of measuring instruments (micrometers, gauges, calipers, squares, and dial indicators). Must be able to set up and operate all types and sizes of conventional machines (lathe, vertical and horizontal mills, drilling machines and grinders).

SHEETMETAL MECHANIC

Must be a Journeyman level sheetmetal mechanic. Must be able to read and interpret sketches, blueprints, and follow oral instructions. Must have knowledge of most of the common metals (Steel, S.S., Aluminum) and use all types of hand tools used in the shops. Be able to independently develop and layout templates and patterns and maintain close tolerances in the fabrication of sheetmetal components

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(electrical/electronic chassis, cabinets, racks, sheetmetal components of A/C, heating, ventilation systems, components of Gen. sets). Must be able to set up and operate all types and sizes of conventional machines (press brakes, punches, rollers, shears, saws, nibblers). Must be able to do own welding tasks (heliarc and mig).

CAD Operator

Shall be intimately familiar with all associated military standards and any associated/related industry specifications and standards. Also, a good understanding of military Configuration Management standard/specifications/practices and any associated/related industry specifications and standards is required. As a minimum, a BS degree in an engineering discipline from an accredited school is required. A minimum of (8) eight years experience may be substituted for the degree requirement. Must be competent in Computer Aided Design/Drafting, design and graphic skills, and must possess a minimum of (4) four years Computer Aided Design (CAD) experience of which at least (2) two years of the experience must be with Pro/Engineer.

Help Desk Coordinator I

Minimum/General Experience: One year of experience performing Help Desk functions. Functional Responsibility: Under immediate supervision, responds to and diagnoses problems, through discussions with users. Conducts problem recognition, research, isolation, resolution, and follow-up steps. Resolves less complex problems immediately and assigns more complex problems to second-level support, senior operator, or supervisor. Assures timely closeout of trouble tickets and escalates additional support as needed.

Minimum Education : High School diploma, plus technical training in electronics, telecommunications, or computer network hardware or software systems.

Help Desk Coordinator II

Minimum/General Experience:Two years of experience performing Help Desk functions. Proficient with problem resolution tools such as remote control software.
Functional Responsibility: Responds to and diagnoses problems, through discussions with users and/or using advanced diagnoses tools such as remote control software. Conducts advanced problem recognition, research, isolation, resolution, and follow-up steps. Resolves problems immediately and assigns more complex problems to the correct second-level support groups such as NT
Administration, UNIX
Administration, application programmers or network engineers. Assures timely closeout of trouble tickets and escalates additional support as needed.
Minimum Education: High School diploma, plus technical training in electronics, telecommunications, or computer network hardware or software systems.

Intranet/Internet Specialist I

Minimum/General Experience: One year of experience in the development of Internet/Intranet applications such as home pages, interfaces with databases, and security. Proficient with HyperText Markup Language (HTML), JAVA, or other
Internet/Intranet application engines as required.
Functional Responsibility: Develops Internet/Intranet applications to present the client to the outside world and to provide the client easy access to other
Internet services. Develops home pages. Implements interfaces to allow outside users to access client databases and other information sources. Evaluates firewalls and other Internet access tools. Implements evaluated tools and topologies as directed.
Minimum Education: High School diploma, plus technical training in programming
Web applications.

Intranet/Internet Specialist II

Minimum/General Experience: Three years of experience in the development of Internet/Intranet applications such as home pages, interfaces with databases, and security. Proficient with HyperText Markup Language (HTML), JAVA, or other
Internet/Intranet application engines as required.
Functional Responsibility: Develops Internet/Intranet applications to present the client to the outside world and to provide the client easy access to other
Internet services. Develops home pages. Implements interfaces to allow outside users to access client databases and other information sources. Evaluates firewalls and other Internet access tools. Implements evaluated tools and topologies as directed.
Minimum Education: High School diploma plus advanced technical training in programming Web applications.

Telecommunications Engineer I

Minimum/General Experience: Two years of experience in support of communication systems or networks. Functional Responsibility: Supports the assembly, installation, rigging and repair of operational systems or networks. Performs a variety of telecommunications or network support functions, including trouble ticket management, service order entry, and/or configuration management.
Performs scheduled system maintenance activities. Participates in the resolution of systems problems. Performs


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all work in accordance with established standards.
Minimum Education: High School diploma, plus technical training in electronics, telecommunications, or computer network hardware or software systems.

Telecommunications Engineer II

Minimum/General Experience: Four years of experience in support of communication systems or networks. Experience may include one or more the following: (1) electronic assembly, repair, and installation including (a) module assembly, (b) repair, (c) testing or (2) practical experience in the installation of antennas and supporting structures including: (a) knowledge of the principles of antenna and large structural systems, (b) rigger shop practices and techniques, (c) the ability to interpret and use blueprints, drawings, manuals, handbooks, and technical specifications.
Functional Responsibility: Supports the installation, testing, maintenance, and troubleshooting of operational systems or networks. Manages a variety of telecommunications support functions, including trouble ticket management, service order entry, and/or configuration management. Directs the testing of telecommunications and RF systems in support of systems planning, assembly, installation, implementation, and maintenance using both manual and automated tools. Evaluates system problems of workflow, organization, and planning.
Develops appropriate corrective action. Knowledgeable of applicable telecommunications or RF systems engineering techniques and the use of automated support tools. Performs all work in accordance with established standards.
Minimum Education: Associate's degree or graduate of technical school or MCSE
Certification or CCNA Certification.

Telecommunications Engineer III

Minimum/General Experience: Six years of experience in support of telecommunication systems or networks.
Functional Responsibility: Supports the planning, analysis, design, testing, and troubleshooting of networks or operational systems. Participates in systems planning, information planning, and analysis in support of telecommunications support functions, including trouble ticket management, service order entry, and/or configuration management. Tests processes and data models in support of the planning and analysis efforts using both manual and automated tools.
Evaluates system problems of workflow, organization, and planning. Develops appropriate corrective action. Knowledgeable of applicable telecommunications engineering techniques and the use of automated support tools. Performs all work in accordance with established standards.
Minimum Education *: Bachelor's degree or graduate of technical school or MCSE
Certification or CCNA Certification.

Telecommunications Engineer IV

Minimum/General Experience: Ten years of experience in support of telecommunication systems or networks
Functional Responsibility: Provides expert technical support and/or leadership for difficult assignments in the planning, analysis, design, testing, and troubleshooting of networks or operational systems. Performs and/or leads systems planning, information planning, and analysis in support of telecommunications support functions, including trouble ticket management, service order entry, and/or configuration management. Tests processes and data models in support of the planning and analysis efforts using both manual and automated tools. Evaluates system problems of workflow, organization, and planning. Supervises that appropriate corrective action is taken. Knowledgeable of applicable telecommunications engineering techniques and the use of automated support tools. Performs all work in accordance with established standards. May supervise or manage tasks/projects.
Minimum Education *: Master's degree or graduate of technical school or MCSE
Certification or CCNA Certification or UNIX Administration Certification.

LAN Support Technician I

Minimum/General Experience: One year of experience in data communications troubleshooting. Extensive knowledge of network management software and Personal
Computer/Local Area Network (PC/LAN) communications hardware and software in a multi-protocol environment.
Functional Responsibility: Monitors and responds to complex technical hardware and software problems utilizing a variety of testing tools and techniques. Acts as the primary interface with vendor support service groups or provides internal analysis and support to ensure proper escalation during outages or periods of degraded system performance. May provide server support.
Minimum Education: High School diploma, plus technical training in electronics, telecommunications, or computer network hardware or software systems.

LAN Support Technician II

Minimum/General Experience: Two years of experience in data communications troubleshooting. Extensive knowledge of network management software and Personal
Computer/Local Area Network (PC/LAN) communications hardware and software in a multi-protocol environment. Functional Responsibility: Monitors and responds to complex technical hardware and software problems utilizing a variety of testing tools and techniques. Acts as the primary interface with vendor support service groups or provides internal analysis and support to ensure proper escalation during outages or periods of degraded system performance. May provide server support.
Minimum Education: High School diploma, plus technical training in electronics, telecommunications, or computer network hardware or

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software systems or MCP Certification.

LAN Support Technician III

Minimum/General Experience: Four years of experience in data communications troubleshooting. Extensive knowledge of network management software and Personal
Computer/Local Area Network (PC/LAN) communications hardware and software in a multi-protocol environment.
Functional Responsibility: Monitors and responds to complex technical hardware and software problems utilizing a variety of testing tools and techniques. Acts as the primary interface with vendor support service groups or provides internal analysis and support to ensure proper escalation during outages or periods of degraded system performance. May provide server support.
Minimum Education: Associate Degree, plus technical training in electronics, telecommunications, or computer network hardware or software systems or MSP
Certification.

PC Maintenance Technician I

Minimum/General Experience: Six months experience in maintaining and upgrading personal computers at the board or component level.
Functional Responsibility: Performs preventive maintenance, troubleshooting, and repair of computer systems and peripheral equipment. Responsible for maintaining an adequate spare parts inventory. May maintain network hardware. May configure
Commercial off-the-shelf (COTS) software to operate on specific hardware.
Minimum Education: High School diploma, plus technical training in electronics or computer repair.

PC Maintenance Technician II

Minimum/General Experience: Two years experience in maintaining and upgrading personal computers at the board or component level.
Functional Responsibility: Performs preventive maintenance, troubleshooting, and repair of computer systems and peripheral equipment. Responsible for maintaining an adequate spare parts inventory. May maintain network hardware. May configure
Commercial off-the-shelf (COTS) software to operate on specific hardware.
Minimum Education: High School diploma, plus technical training in electronics or computer repair or A+ Certification.

NT Systems Administrator I

Minimum/General Experience:One year of experience in the evaluation, installation, configuration management, and user support of hardware and software.
Functional Responsibility:Under general supervision, performs analytical, technical, and administrative work in the planning, design, and installation of new and existing microprocessor-based computer systems. Works on moderately complex applications. Confers with end users to determine types of hardware and software required. Writes programs to fulfill requirements or selects appropriate commercial off-the-shelf (COTS) software and customizes it as necessary. Installs new hardware and maintains existing hardware. Trains end users in use of hardware and software. May perform limited routine network administration functions.
Minimum Education: High School diploma, plus technical training in electronics, telecommunications, or computer network hardware or software systems or a related field or MCP Certification.

NT Systems Administrator II

Minimum/General Experience: Three years of experience in the evaluation, installation, configuration management, and user support of hardware and software.
Functional Responsibility: Under limited supervision, performs analytical, technical, and administrative work in the planning, design, and installation of new and existing microprocessor-based computer systems. Works on complex applications. Confers with end users to determine types of hardware and software required. Writes programs to fulfill requirements or selects appropriate commercial off-theshelf (COTS) software and customizes it as necessary. Installs new hardware and maintains existing hardware. Trains end users in use of hardware and software. Performs routine network administration functions.
Minimum Education: High School diploma, plus technical training in electronics, telecommunications, or computer network hardware or software systems or a related field or MCSE Certification.

NT Systems Administrator III

Minimum/General Experience: Five years of experience in the evaluation, installation, configuration management, and user support of hardware and software.
Functional Responsibility: Performs analytical, technical, and administrative work in the planning, design, and installation of new and existing microprocessor-based computer systems. Works on complex applications. Confers with end users to determine types of hardware and software required. Writes programs to fulfill requirements or selects appropriate commercial off-the-shelf
(COTS) software and customizes it as necessary. Installs new hardware and maintains existing hardware. Trains end users in use of hardware and software.
Performs network administration functions.
Minimum Education: Associate's degree, or technical training in electronics, telecommunications, or computer network hardware or software systems or a related field or MCSE Certification.

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UNIX Systems Administrator I

Minimum/General Experience: One year of experience in the evaluation, installation, configuration management, and user support of hardware and software.
Functional Responsibility: Under general supervision, performs analytical, technical, and administrative work in the planning, design, and installation of new and existing microprocessor-based computer systems. Works on moderately complex applications. Confers with end users to determine types of hardware and software required. Writes programs to fulfill requirements or selects appropriate commercial off-the-shelf (COTS) software and customizes it as necessary. Installs new hardware and maintains existing hardware. Trains end users in use of hardware and software. May perform limited routine, network administration functions.
Minimum Education: High School diploma plus technical training in electronics, telecommunications, or computer network hardware or software systems or MSP
Certification.

UNIX Systems Administrator II

Minimum/General Experience: Three years of experience in the evaluation, installation, configuration management, and user support of hardware and software.
Functional Responsibility: Under limited supervision, performs analytical, technical, and administrative work in the planning, design, and installation of new and existing microprocessor-based computer systems. Works on complex applications. Confers with end users to determine types of hardware and software required. Writes programs to fulfill requirements or selects appropriate commercial off-theshelf (COTS) software and customizes it as necessary. Installs new hardware and maintains existing hardware. Trains end users in use of hardware and software. Performs routine network administration functions.
Minimum Education: Associate's degree, or technical training in electronics, telecommunications, or computer network hardware or software systems or a related field or UNIX Systems Administration training.

UNIX Systems Administrator III

Minimum/General Experience: Five years of experience in the evaluation, installation, configuration management, and user support of hardware and software.
Functional Responsibility: Performs analytical, technical, and administrative work in the planning, design, and installation of new and existing microprocessor-based computer systems. Works on complex applications. Confers with end users to determine types of hardware and software required. Writes programs to fulfill requirements or selects appropriate commercial off-the-shelf
(COTS) software and customizes it as necessary. Installs new hardware and maintains existing hardware. Trains end users in use of hardware and software.
Performs network administration functions.
Minimum Education *: Bachelor's degree in Computer Science or a related field or technical training in electronics, telecommunications, or computer network hardware or software systems or a related field or UNIX Systems Administration
Certification.

Application Systems Analyst/Programmer I

Minimum/General Experience: Two years of technical experience in applications software development, one of which is in systems analysis. Competent to work at a high technical level for most phases of applications systems analysis and programming activities.
Functional Responsibility: Works under general direction. Formulates/defines system scope and objectives. Devises or modifies procedures to solve moderately complex problems considering computer equipment capacity and limitations. Codes, tests, debugs, and documents computer programs. May be involved in related areas such as database design/management and evaluation of commercial off-the-shelf
(COTS) products.
Minimum Education: High School diploma plus technical training in programming applications.

Application Systems Analyst/Programmer II

Minimum/General Experience: Five years of technical experience in applications software development, one of which is in systems analysis. Competent to work at a high technical level for all phases of applications systems analysis and programming activities.
Functional Responsibility: Works under general direction. Formulates/defines system scope and objectives. Devises or modifies procedures to solve complex problems considering computer equipment capacity and limitations. Prepares detailed specifications from which programs will be written. Designs, codes, tests, debugs, and documents programs. May be involved in related areas such as database design/management, evaluation of commercial off-the-shelf (COTS) products, and analysis of network hardware/software issues. May provide guidance to other systems analysts programmers.
Minimum Education: High School diploma plus advanced technical training in programming applications.

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Application Systems Analyst/Programmer III

Minimum/General Experience: Eight years of technical experience in applications software development, three of which are in systems analysis and one year which is acting as technical lead to a team of programmers/analysts. Has a good understanding of the business or function for which the application is designed.
Functional Responsibility: Plans, directs and monitors the work of team members.
Sets priorities to meet the needs of users. Formulates/defines system scope and objectives. Devises or modifies procedures to solve complex problems considering computer equipment capacity and limitations. Prepares detailed specifications from which programs will be written. Designs, codes, tests, debugs, and documents those programs. May be involved in related areas such as database design/management, evaluation of commercial off-the-shelf (COTS) products, and analysis of network hardware/software issues. May direct the work of other systems analysts and programmers. This skill is qualified to operate in advanced technical environments that include C++, Client/Server, Oracle, Power Builder,
Visual Basic, JAVA, and other source code requirements.
Minimum Education: Associate's degree in Computer Science or a related field or Oracle Application Developer Certification.

Data Base Analyst/Programmer I

Minimum/General Experience: Four years of technical experience in administration, analysis, and programming of computerized databases. Competent to work at a high level for all phases of database management.
Functional Responsibility: Under general direction, designs, implements, and maintains moderately complex databases with respect to the operating system, access methods, access time, device allocation, validation checks, organization, and statistical methods. Maintains database dictionaries, and integrates system through database design.
Minimum Education: Associate's degree in Computer Science or a related field or Oracle Application Developer Training.

Data Base Analyst/Programmer II

Minimum/General Experience: Six years of technical experience in administration, analysis, and programming of computerized databases. Competent to work at a high level for all phases of database management.
Functional Responsibility: Designs, implements, and maintains complex databases with respect to the operating system, access methods, access time, device allocation, validation checks, organization, protection and security, documentation, guidelines, and statistical methods. Maintains database dictionaries, monitors standards and procedures, and integrates system through database design.
Minimum Education: Associate's degree in Computer Science or a related field or Oracle Application Developer Certification.

Data Base Analyst/Programmer III

Minimum/General Experience: Eight years of technical experience in administration, analysis, and programming of computerized databases. Competent to work at a high level for all phases of database management.
Functional Responsibility: Designs, implements, and maintains complex databases with respect to the operating system, access methods, access time, device allocation, validation checks, organization, protection and security, documentation, guidelines, and statistical methods. Maintains database dictionaries, monitors standards and procedures, and integrates system through database design.
Minimum Education *: Bachelor's degree in Computer Science or a related field or Oracle Database Administrator Certification.

Technical Writer/Editor I

Minimum/General Experience: Two years of experience in writing, editing, and preparing business or technical documentation. Experience with and knowledge of Department of Defense (DoD), Federal Information Processing (FIP), Government
Printing Office (GPO), or commercial documentation standards as appropriate to the assignment.
Functional Responsibility: Responsible for documentation development and preparation throughout the production cycle that can include: technical writing/editing, editorial consultation, copy design/editing, proofreading, or overall documentation review. Checks documents for spelling, grammar, organization, consistency, and content. Ensures that documents follow the appropriate style guide.
Minimum Education: Associate's degree in Communications, Journalism, English or a related field or an additional eighteen (18) months of related experience.

Technical Writer/Editor II

Minimum/General Experience: Five years of experience in writing, designing, editing, and preparing business or technical documentation. Experience with and demonstrated knowledge of Department of Defense (DoD), Federal Information
Processing (HP), Government Printing Office (GPO), or commercial documentation standards as appropriate to the assignment.
Functional Responsibility: Responsible for documentation design, development, and preparation throughout the production cycle that can

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include: technical writing/editing, editorial consultation, copy design/editing, proofreading, or overall documentation review. Works with management, technical personnel, authors, and subject matter experts to define documentation content, guidelines, specifications, and development schedules. Prepares required documentation in an appropriate format. Adheres to required configuration management or quality assurance standards. Analyzes the data and user requirements to ensure that documentation is clear, concise, and valid. Performs substantive editing that ensures document organization and quality. Ensures that documents follow the appropriate style guide. May be responsible for any activity in the production cycle through document delivery and maintenance.
Coordinates or supervises resources during the production cycle.
Minimum Education *: Bachelor's degree in Communications, Journalism, English or a related field.

Technical Writer/Editor III

Minimum/General Experience: Seven years of experience in writing, designing, editing, and preparing business or technical documentation, to include independent and creative writing. Experience with and thorough knowledge of Department of Defense (DoD), Federal Information Processing (FIP), Government
Printing Office (GPO), or commercial documentation standards as appropriate to the assignment. Experience with processing new or special project material.
Experience in material verification through consultation with subject matter specialists/experts or independent research. Experience in managing copy preparation through production.
Functional Responsibility: Responsible for supervising and/or performing documentation design, development, and preparation throughout the production cycle that can include: technical writing/editing, editorial consultation, copy design/editing, proofreading, or overall documentation review. Works with all levels of management, technical personnel, authors, and subject matter experts to define documentation content, guidelines, specifications, and development schedules. May establish, staff, and supervise documentation project teams. Can estimate, negotiate, and acquire required inventory for production cycles.
Prepares required documentation in an appropriate format. Supports configuration management or quality assurance standards and may determine compliance levels.
Reviews and analyzes the data and user requirements to ensure that documentation is clear, concise, and valid. Performs substantive editing that ensures document organization and quality. Confirms the adequacy of material submitted publication or final product quality. Ensures that documents follow the appropriate style guide and may develop project-specific style guide supplements. Can manage or supervise production cycle activities, including resource coordination, through document delivery and maintenance.
Minimum Education *: Bachelor's degree in Communications, Journalism, English or a related field.


* NOTE: Related work experience can substitute for college degrees: three years for bachelor's degree and two years for Master's degree.

                         *** END OF NARRATIVE C 002 ***

1. The purpose of this amendment is to correct paragraph 1.2 of the Statement of Work, which provides a listing of the technology areas which the Contractor will support. The areas are listed alphabetically from a. to w. Item d. of the listing was inadvertently omitted. Accordingly, the following technology area is hereby incorporated into this listing:

     "d. Optics and Image Intensification"

2. All other terms and conditions of the basic solicitation, and Amendments
0001, 0002, and 0003 thereto remain unchanged.

                         *** END OF NARRATIVE C 003 ***

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SECTION D - PACKAGING AND MARKING

          Regulatory Cite              Title                          Date
          ---------------              -----                          ----

D-1         52.7026           CONFIDENTIAL OR SECRET MATERIEL/DOCUMENTS
                              --METHOD OF TRANSMISSION              NOV/1996

         (a) MATERIEL will be packed to conceal it properly and to avoid suspicion as to contents, and to reach destination in satisfactory condition.
Internal markings or internal packaging will clearly indicate the classification. NO NOTATION TO INDICATE CLASSIFICATION APPEAR ON EXTERNAL
MARKINGS (EXTERIOR CONTAINERS). (See Chapter 4 of the Industrial Security Manual for Safeguarding Classified Information (DoD 5220.22M)).

         (b) DOCUMENTS will be enclosed in two opaque envelopes or covers. The inner envelope or cover containing the documents being transmitted will be addressed, return addressed, and sealed. The classification of the documents being transmitted will be clearly marked on the front and back of the inner container. The classified documents will be protected from direct contact with the inner cover by a cover sheet or by folding inward. For SECRET documents, a receipt form identifying the addresser, addressee, and documents will be enclosed in the inner envelope. CONFIDENTIAL documents will be covered by a receipt only when the sender deems it necessary. The inner envelope or cover will be enclosed in an opaque outer envelope or cover. The classification markings of the inner envelope should not be detectable. The outer envelope will be addressed, return addressed, and sealed. NO CLASSIFICATION MARKINGS WILL
APPEAR ON THE OUTER ENVELOPE OR COVER. (See Chapter 5, Section 4, of the
Industrial Security Manual for Safeguarding Classified Information (DoD
5220.22M)).

                                (End of clause)

D-2         52.7043           STANDARD PRACTICE FOR COMMERCIAL
                              PACKAGING                               APR/1999

         Commercial packaging of drawings, test reports, software, and other data items shall be in accordance with ASTM D 3951-98. Hardware deliverables shall also be packaged in accordance with ASTM D 3951-98. All packages shall be marked in accordance with MIL-STD- 129 (a waiver-free document). Bar Code
Markings are required IAW ANSI/AIM-BC1, Uniform Symbology Specification Code 39 and MIL-STD-129. Intermediate packaging is required to facilitate handling and inventory control whenever the size of the unit package is 64 cubic inches or less. Unit packs requiring intermediate packing shall be packed in quantities governed by the following:

         a.       Maximum of 100 unit packs per intermediate container.
         b.       Maximum net load of 40 pounds.
         c. Maximum size of 1.5 cubic feet with at least two dimensions not exceeding 16 inches

Unless otherwise specified, shipments shall be unitized into a single load that can be handled as a unit throughout the distribution system. The supplier is responsible for performing package testing as specified in ASTM D 3951-98. The government reserves the right to perform any of the tests.

Copies of ASTM D 3951-98 are available from the:

                    American Society for Testing and Materials
                    100 Barr Harbor Drive
                    West Conshohocken, PA 19248-2959.

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SECTION E - INSPECTION AND ACCEPTANCE

          Regulatory Cite               Title                           Date
          ---------------               -----                           ----

E-1         52.246-06         INSPECTION--TIME-AND-MATERIAL AND
                              LABOR-HOUR                              JAN/1986


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SECTION F - DELIVERIES OR PERFORMANCE

          Regulatory Cite               Title                           Date
          ---------------               -----                           ----

F-1         52.242-15         STOP-WORK ORDER                         AUG/1989

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SECTION G - CONTRACT ADMINISTRATION DATA

          Regulatory Cite               Title                           Date
          ---------------               -----                           ----

G-1         52.6081           REPORTING OF CONTRACTOR MANPOWER
                              DATA ELEMENTS'                          JAN/2001

(a) Scope. The following sets forth contractual requirements for reporting of contractor labor work year equivalents (also called Contractor Man-Year
Equivalents (CMEs) in support of the Army, pursuant to 10 U.S.C. 129a,10 U.S.C.
2461 (g),section 343 of P.L. 106-65, and 32 CFR 668. Reporting shall be accomplished electronically by direct contractor submission to the secure Army
Web Site: https://contractormanpower.us.army.mil. Information on the background, purposes, and significance of this reporting requirement, and the 32 CFR 668
Final Rule as published in the Federal Register, can be found at this Web Site.
In addition, a Help Desk function, detailed instructions on what and how to report, FAQs, and a site demonstration are available. The Army's objective is to collect as much significant CME data as possible to allow accurate reporting to Congress and for effective Army planning. The reporting data elements should not be viewed as an "all or nothing" requirement. Even partial reporting ,e.g. , direct labor hours, appropriation data, place of performance, Army customer, etc., will be helpful.

(b) Applicability. This reporting requirement applies to services covered by Federal Supply Class or Service codes for "Research and Development", and other
"Other Services and Construction." Report submissions shall not contain classified information. ( Also see "Exemptions" at (d) below.)

? Requirements. The contractor is required to report the following contractor manpower information, associated with performance of this contract action in support of Army requirements, for all covered contracts, to the Office, Assistant Secretary of the Army (Manpower and Reserve Affairs) (ASA (M&RA) ), using the secure Army data collection web-site at:
https://contractormanpower.us.army.mil. (Other information requirements associated with the manpower data collection (contract and task or delivery order numbers; appropriation data and amounts; total estimated value of contract; federal supply class or service code; major Army organizational element receiving or reviewing work; beginning and ending date for reporting period; place of performance; name, address, and point of contact for contractor; etc,) are specified and explained at the Web site.).

         (1) LABOR HOURS. Composite direct labor hours and the value of those hours. Composite indirect labor hours associated with the reported direct hours, and the value of those indirect labor hours PLUS compensation related costs for direct labor hours ordinarily included in the indirect pools.

         (2) RATES Alternatively, contractors may report two distinct, relevant
(annualized) composite or average indirect labor rates in lieu of raw indirect labor hours and the value of those indirect hours. Such rates shall be annualized average estimates for the reporting contractor and need not be developed for each reporting period. Either method chosen should be consistently reported.

d. Exemption(s). If the contractor is unable to comply with these reporting requirements without creating a whole new cost allocation system or system of records (such as a payroll accounting system), or due to similar insurmountable practical or economic reasons, the contractor may claim an exemption to at least a portion of the reporting requirement by certifying in writing to the contracting officer the clear underlying reason(s) for exemption from the specified report data element(s), and further certifying that they do not otherwise have to provide the exempted information, in any form, to the United
States Government. The "self-exemption" will apply to all contract actions involving the contractor and will be reviewed and approved by the Deputy
Assistant Secretary of the Army (Procurement), in coordination with the Deputy
Assistant Secretary of the Army (Force Management and resources), whose decision is final in this matter.

e. Uses and Safeguarding of Information. The information submitted will be treated as contractor proprietary information when associated with a contractor name or contract number.

f. Subcontract Data. The contractor shall ensure that all reportable subcontract data is timely reported to the data collection web site (citing this contract/order number). At the discretion of the prime contractor, this reporting may be done directly by subcontractors to the data collection site; or by the prime contractor after consolidating and rationalizing all significant data from their subcontractors.

g. Report schedule. The contractor is required to report the required information to the ASA (M&RA) data collection web site generally contemporaneous with submission of a request for payment (for example, voucher, invoice, or request for progress payment), but not less frequently than quarterly, retroactive to October 1, 1999, or the start of the contract/order, which ever is later. Deviation from this schedule requires approval of the contracting officer.

h. Reporting Flexibility. Contractors are encouraged to communicate with the Help Desk identified at the data collection web site to resolve reporting difficulties. The web site reporting pages include a "Remarks" field to accommodate non-standard data entries if needed to facilitate simplified reporting and to minimize reporting burdens arising out of unique circumstances.
Changes to facilitate reporting may be authorized by the contracting officer or the Help Desk (under HQDA policy direction and oversight).

(Compensation costs are defined in the reporting instructions at the Army Web
Site.)


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                      -----------END OF CLAUSE-----------


G-2       252.204-7004        REQUIRED CENTRAL CONTRACTOR
                              REGISTRATION (CCR)                      MAR/2000

a) Definitions.
   As used in this clause--

         (1) Central Contractor Registration (CCR) database means the primary
DoD repository for contractor information required for the conduct of business with DoD.

         (2) Data Universal Numbering System (DUNS) number means the 9-digit number assigned by Dun and Bradstreet Information Services to identify unique business entities.

         (3) Data Universal Numbering System +4 (DUNS+4) number means the DUNS number assigned by Dun and Bradstreet plus a 4-digit suffix that may be assigned by a parent (controlling) business concern. This 4-digit suffix may be assigned at the discretion of the parent business concern for such purposes as identifying subunits or affiliates of the parent business concern.

         (4) Registered in the CCR database means that all mandatory information, including the DUNS number or the DUNS+4 number, if applicable, and the corresponding Commercial and Government Entity (CAGE) code, is in the CCR database; the DUNS number and the CAGE code have been validated; and all edits have been successfully completed.

(b)(1) By submission of an offer, the offeror acknowledges the requirement that a prospective awardee must be registered in the CCR database prior to award, during performance, and through final payment of any contract resulting from this solicitation, except for awards to foreign vendors for work to be performed outside the United States.

         (2) The offeror shall provide to its DUNS or, if applicable, its DUNS+4 number with its offer, which will be used by the Contracting Officer to verify that the offeror is registered in the CCR database.

         (3) Lack of registration in the CCR database will make an offeror ineligible for award.

         (4) DoD has established a goal of registering an applicant in the CCR database within 48 hours after receipt of a complete and accurate application via the Internet. However, registration of an applicant submitting an application through a method other than the Internet may take up to 30 days.
Therefore, offerors that are not registered should consider applying for registration immediately upon receipt of this solicitation.

(c) The Contractor is responsible for the accuracy and completeness of the data within the CCR, and for any liability resulting from the Government's reliance on inaccurate or incomplete data. To remain registered in the CCR database after initial registration, the Contractor is required to confirm on an annual basis that its information in the CCR database is accurate and complete.

(d) Offerors and contractors may obtain information and annual confirmation requirements by calling 1-888-227-2423, or via the Internet at:

                            http: //ccr.edi.disa.mil

                                (End of Clause)

G-3       52.7050        ADMINISTRATIVE DATA/INSTRUCTIONS TO PAYING
                         OFFICE                                        MAR/1999

   Project Designation: -1-

   Initiating Activity: NVESD

   (Item/Project Manager)

    Controlled Item Report Requirements: -3-

    Invoice Address: -4-


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INSTRUCTIONS TO PAYING OFFICE:

a. The Purchasing Office representative is:

     Name: Lawrence Hagany

     Organization Code: AMSEL-ACCB-RT-P _

     Telephone Area Code and No.: (732)-427-1516

     DSN/Autovon No.: 987-1516

         b. Payment will be made by the office designated in Block 12 of Standard Form 26, Block 25 of Standard Form 33, or Block 15 of DD Form 1155. In the case of cost reimbursement type contracts, vouchers should be submitted directly to the cognizant Defense Contract Audit Agency (DCAA). Upon request, the Administrative Contracting Officer (ACO) will furnish the address of the cognizant DCAA. For other type contracts, the invoice should be forwarded directly to the designated paying office.

         c. See FAR 52.232-33, Mandatory Information for Electronic Funds
Transfer Payment. If payment is not available via electronic transfer then payment to the contractor shall be mailed to the following address (if other than the address shown on SF-26, SF-33 or DD Form 1155):

          Name: -9-

          Address: -10-
          (City, State,
          Zip Code)

         UNIT OF PURCHASE: Due to automation, when shipping or billing for the item(s) under this contract, the unit of purchase set forth in the Schedule, Section B, for each item must be used; e.g., if the quantity column indicates
'144' for the item and the unit of purchase column indicates 'ea', the system will reject shipping and billing documents which indicate '1 gross'.

         NOTE TO PAYING OFFICE: To properly match disbursements with their corresponding receiving/acceptance document, the paying office shall ensure that the invoice/voucher is disbursed from only those accounting classification reference numbers (ACRNs) and their corresponding subline item numbers (SLINs) indicated on the invoice/voucher, acceptance statement or receiving report.

G-4       52.7055        MANDATORY USE OF GOVERNMENT TO GOVERNMENT
                         ELECTRONIC MAIL                               JUN/1999

         (a) Unless exempted by the Procuring Contracting Officer in writing, communication after contract award between Government agencies shall be transmitted via electronic mail (e-mail).

         (b) The following examples include, but are not limited to, the types of communication that shall be transmitted via e-mail:

          Instructions to Contract Ordering Officer
          Instructions to Administrative Contracting Officer*
          Instructions to other Defense Contract Management Command personnel*
          Instructions to Defense Finance Administration Services
          Instructions to Defense Contract Audit Agency

         *Includes Government to Government data not covered by the Government's
Defense Contract Management Contract ALERTS Program. Audits and audit requests shall be processed through the Monitoring and Analysis Branch, e-mail box
AMSEL-AC-SP- D@mail1.monmouth.army.mil.

         (c) See Section H Clause 52.6110, Mandatory Use of Contractor to
Government Electronic Mail, for further guidance.

NOTE: Upon receipt of the contract, respective Government agencies using e-mail shall provide the Procuring Contracting Officer with their e-mail address, name, title, office symbol, contract number, telephone and fax numbers to the e-mail address set forth in Section H, 52.6110.

                                (End of clause)

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SECTION H - SPECIAL CONTRACT REQUIREMENTS

          Regulatory Cite               Title                            Date
          ---------------               -----                            ----
H-1        252.204-7003       CONTROL OF GOVERNMENT PERSONNEL WORK
                              PRODUCT                                   APR/1992

H-2                    *** THIS REFERENCE (HS6505) IS NO LONGER VALID ***

(a) Definitions. 'Acceptance,' as used in this clause, means the act of an authorized representative of the Government by which the Government assumes for itself, or as an agent of another, ownership of existing and identified supplies, or approves specific services, as partial or complete performance of the contract.

         'Correction,' as used in this clause, means the elimination of a defect.

         'Defect,' as used in this clause, means that the items or services furnished by the Contractor under the contract contain information technology that does not accurately process date/time data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculationsto the extent that other information, used in combination with other information technology being acquired, properly exchanges date/time data with it. The following Y2K compliant information technology will be used with the information technology to be acquired under this contrct:

         (b) Notwithstanding inspection and acceptance by the Government or any provision concerning the conclusiveness thereof, the Contractor warrants that all services performed under this contract will, at the time of acceptance, be free from defects. The Contracting Officer shall give written notice of any defect to the Contractor on or before 31 December 2001. This notice shall state either (1) that the Contractor shall correct or reperform any defective or nonconforming services, or (2) that the Government does not require correction or reperformance.

         (c) If the Contractor is required to correct or reperform, it shall be at no cost to the Government, and any services corrected or reperformed by the Contractor shall be subject to this clause to the same extent as work initally performed. If the Contractor fails or refuses to correct or reperform, the Contracting Officer may, by contract or otherwise, correct or replace with similar services and charge to the Contractor the cost occasioned to the Government thereby, or make an equitable adjustment in the contract price.

         (d) If the Government does not require correction or reperformance, the Contracting Officer shall make an equitable adjustment in the contract price.

                                (End of clause)

H-3       52.6110        MANDATORY USE OF CONTRACTOR TO GOVERNMENT
                         ELECTRONIC MAIL                                JUN/1999

(a) Unless exempted by the Contracting Officer in writing, communications after contract award shall be transmitted via electronic mail (e-mail). This shall include all communication between the Government and the contractor except
Contract Awards, Contract Modifications, Proposals, Procurement Sensitive
Information, Classified Information and Proprietary Information. Return receipt will be used if a commercial application is available. CECOM will announce commercial applications for these items when they are available. At that time the above items will also be sent via e-mail.

         (b) The format for all communication shall be compatible with the following: current accepted government system.

         (c) Files larger than 1/2 megabytes must use alternate means of transmission such as Zip Compression/Inflation (WinZip), File Transfer Protocol,
WinFax or any Fax Modem. (Note: This includes both the text message and the attachment.) If an attachment is in binary format, the number of bytes for the attachment increases by 33%. Large items can be put on disk and mailed with the Contracting Officer's approval.

         (d) A copy of all communications, with the exception of technical reports, shall be provided to the contract specialist.

         (e) The following examples include, but are not limited to, the types of communication that shall be transmitted via e-mail:

          Routine Letters
          Requests for Proposals under the contract
          Price Issues (except contractor pricing data)
          Contract Data Requirements List Submittals
          Contract Data Requirements List Comments
          Approvals/Disapprovals by the Government
          Technical Evaluations of Contract Items
          Clarifications
          Configuration Control
          Drawings (not to exceed 1/2 megabyte)

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          Revised Shipping Instructions
          Change Order Directions

         (f) In order to be contractually binding, all Government communications must be sent from the Contracting Officer's e-mail address and contain the /s/
symbol above the Contracting Officer's signature block. The contractor shall designate the personnel with signature authority who can contractually bind the contractor. All binding contractor communication shall be sent from this contractor e-mail address.

         (g) The Government reserves the right to upgrade to more advanced commercial applications at any time during the life of the contract.

         (h) Upon award, the Contractor shall provide the Contracting Officer with a list of e-mail addresses for all administrative and technical personnel assigned to this contract. If known, the contractor shall also furnish the e-mail addresses of the Administrative Contracting Officer, DFAS and DCAA cognizant personnel. Upon receipt of the contract, all recipients are required to forward their email address, name, title, office symbol, contract number, telephone number and fax number to the Contracting Officer's e-mail address listed below:

         (i) The Contracting Officer's e-mail address is:
fordberg@mail1.monmouth.army.mil

         The Contract Specialist's e-mail address is
           hagany@mail1.monmouth.army.mil
         The Technical Point of Contact's e-mail address is: To be filled in at time of award

                                (End of clause)

H-4       52.245-5 (DEV)      GOVERNMENT PROPERTY (COST-REIMBURSEMENT,
                              TIME-AND-MATERIAL, OR LABOR-              JAN/1986
                              HOUR CONTRACTS)(JAN 1986) (DEV)
                              (REFERENCE CLASS DEVIATION, DAR
                              TRACKING NUMBER 99-O0008)(JUL 99)

CLASS DEVIATION (7/13/99)

         (a) Government-furnished property. (1) The term "Contractor's managerial personnel," as used in paragraph (g) of this clause, means any of the Contractor's directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of--

         (i) All or substantially all of the Contractor's business;

         (ii) All or substantially all of the Contractor's operation at any one plant, or separate location at which the contract is being performed;
         or

         (iii) A separate and complete major industrial operation connected with performing this contract.

                  (2) The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications, together with such related data and information as the Contractor may request and as may be reasonably required for the intended use of the property
                  (hereinafter referred to as "Government-furnished property").

                  (3) The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract's delivery or performance dates.

                  (4) If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contractor shall, upon receipt, notify the Contracting
                  Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either effect repairs or modification or return or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in


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                  paragraph (h) of this clause.

         (5) If Government-furnished property is not delivered to the Contractor by the required time or times, the Contracting Officer shall, upon the Contractor's timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.

                  (b) Changes in Government-furnished property. (1) The
                  Contracting Officer may, by written notice, (i) decrease the Government-furnished property provided or to be provided under this contract or (ii) substitute other Government-furnished property for the property to be provided by the Government or to be acquired by the Contractor for the Government under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by this notice.

         (2) Upon the Contractor's written request, the Contracting Officer shall make an equitable adjustment to the contract in accordance with paragraph (h) of this clause, if the Government has agreed in the Schedule to make such property available for performing this contract and there is any--

                  (i) Decrease or substitution in this property pursuant to subparagraph (b)(1) above; or

(ii) Withdrawal of authority to use property, if provided under any other contract or lease.

(c) Title. (1) The Government shall retain title to all Government-furnished property.

         (2) Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendor's delivery of such property.

         (3) Title to all other property, the cost of which is reimbursable to the Contractor, shall pass to and vest in the Government upon--

         (i) Issuance of the property for use in contract performance;

                  (ii) Commencement of processing of the property for use in contract performance; or

(iii) Reimbursement of the cost of the property by the Government, whichever occurs first.

         (4) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph
         (collectively referred to as "Government property"), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

                  (d) Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting
                  Officer.

(e) Property administration. (1) The Contractor shall be responsible and accountable for all Government property provided under the contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract.

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         (2) The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound business practice and the applicable provisions of FAR Subpart 45.5.

         (3) If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.

                  (f) Access. The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.

(g) Limited risk of loss. (1) The Contractor shall not be liable for loss or destruction of, or damage to, the Government property provided under this contract or for expenses incidental to such loss, destruction, or damage, except as provided in subparagraphs (2) and (3) below.

         (2) The Contractor shall be responsible for loss or destruction of, or damage to, the Government property provided under this contract
         (including expenses incidental to such loss, destruction, or damage)--

                  (i) That results from a risk expressly required to be insured under this contract, but only to the extent of the insurance required to be purchased and maintained or to the extent of insurance actually purchased and maintained, whichever is greater;

(ii) That results from a risk that is in fact covered by insurance or for which the Contractor is otherwise reimbursed, but only to the extent of such insurance or reimbursement;

(iii) For which the Contractor is otherwise responsible under the express terms of this contract;

(iv) That results from willful misconduct or lack of good faith on the part of the Contractor's managerial personnel; or

(v) That results from a failure on the part of the Contractor, due to willful misconduct or lack of good faith on the part of the Contractor's managerial personnel, to establish and administer a program or system for the control, use, protection, preservation, maintenance, and repair of Government property as required by paragraph (e) of this clause.

         (3)(i) If the Contractor fails to act as provided by subdivision
         (g)(2)(v) above, after being notified (by certified mail addressed to one of the Contractor's managerial personnel) of the Government's disapproval, withdrawal of approval, or nonacceptance of the system or program, it shall be conclusively presumed that such failure was due to willful misconduct or lack of good faith on the part of the Contractor's managerial personnel.

                  (ii) In such event, any loss or destruction of, or damage to, the Government property shall be presumed to have resulted from such failure unless the Contractor can establish by clear and convincing evidence that such loss, destruction, or damage--

                           (A) Did not result from the Contractor's failure to maintain an approved program or system; or

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                           (B) Occurred while an approved program or system was
                           maintained by the Contractor.

         (4) If the Contractor transfers Government property to the possession and control of a subcontractor, the transfer shall not affect the liability of the Contractor for loss or destruction of, or damage to, the property as set forth above. However, the Contractor shall require the subcontractor to assume the risk of, and be responsible for, any loss or destruction of, or damage to, the property while in the subcontractor's possession or control, except to the extent that the subcontract, with the advance approval of the Contracting Officer, relieves the subcontractor from such liability. In the absence of such approval, the subcontract shall contain appropriate provisions requiring the return of all Government property in as good condition as when received, except for reasonable wear and tear or for its use in accordance with the provisions of the prime contract.

         (5) [The contractor shall notify the contracting officer u]pon loss or destruction of, or damage to, government property provided under this contract, [with the exception of low value property for which loss, damage, or destruction is reported at contract termination, completion, or when needed for continued contract performance. T]he Contractor shall take all reasonable action to protect the Government property from further damage, separate the damaged and undamaged Government property, put all the affected Government property in the best possible order, and furnish to the Contracting Officer a statement of--

         (i) The lost, destroyed, or damaged Government property;

         (ii) The time and origin of the loss, destruction, or damage;

                  (iii) All known interests in commingled property of which the Government property is a part; and

(iv) The insurance, if any, covering any part of or interest in such commingled property.

         (6) The Contractor shall repair, renovate, and take such other action with respect to damaged Government property as the Contracting Officer directs. If the Government property is destroyed or damaged beyond practical repair, or is damaged and so commingled or combined with property of others (including the Contractor's) that separation is impractical, the Contractor may, with the approval of and subject to any conditions imposed by the Contracting Officer, sell such property for the account of the Government. Such sales may be made in order to minimize the loss to the Government, to permit the resumption of business, or to accomplish a similar purpose. The Contractor shall be entitled to an equitable adjustment in the contract price for the expenditures made in performing the obligations under this subparagraph
         (g)(6) in accordance with paragraph (h) of this clause. However, the Government may directly reimburse the loss and salvage organization for any of their charges. The Contracting Officer shall give due regard to the Contractor's liability under this paragraph (g) when making any such equitable adjustment.

         (7) The Contractor shall not be reimbursed for, and shall not include as an item of overhead, the cost of insurance or of any reserve covering risk of loss or destruction of, or damage to, Government property, except to the extent that the Government may have expressly required the Contractor to carry such insurance under another provision of this contract.

         (8) In the event the Contractor is reimbursed or otherwise compensated for any loss or destruction of, or damage to, Government property, the Contractor shall use the proceeds to repair, renovate, or replace the lost, destroyed, or damaged Government property or shall otherwise credit the proceeds to, or equitably reimburse, the Government, as directed by the Contracting Officer.


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         (9) The Contractor shall do nothing to prejudice the Government's rights to recover against third parties for any loss or destruction of, or damage to, Government property. Upon the request of the Contracting
         Officer, the Contractor shall, at the Government's expense, furnish to the Government all reasonable assistance and cooperation (including the prosecution of suit and the execution of instruments of assignment in favor of the Government) in obtaining recovery. In addition, where a subcontractor has not been relieved from liability for any loss or destruction of, or damage to, Government property, the Contractor shall enforce for the benefit of the Government the liability of the subcontractor for such loss, destruction, or damage.

                  (h) Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision in accordance with the procedures of the Changes clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government.
                  The right to an equitable adjustment shall be the Contractor's exclusive remedy. The Government shall not be liable to suit for breach of contract for--

(1) Any delay in delivery of Government-furnished property;

         (2) Delivery of Government-furnished property in a condition not suitable for its intended use;

         (3) A decrease in or substitution of Government-furnished property; or

         (4) Failure to repair or replace Government property for which the Government is responsible.

                  (i) Final accounting and disposition of Government property.
                  Upon completing this contract, or at such earlier dates as may be fixed by the Contracting Officer, the Contractor shall submit, in a form acceptable to the Contracting Officer, inventory schedules covering all items of Government property not consumed in performing this contract or delivered to the Government. The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of the Government property as may be directed or authorized by the Contracting Officer. The net proceeds of any such disposal shall be credited to the cost of the work covered by this contract or paid to the Government as directed by the Contracting Officer. The foregoing provisions shall apply to scrap from Government property; provided, however, that the Contracting Officer may authorize or direct the Contractor to omit from such inventory schedules any scrap consisting of faulty castings or forgings or of cutting and processing waste, such as chips, cuttings, borings, turnings, short ends, circles, trimmings, clippings, and remnants, and to dispose of such scrap in accordance with the Contractor's normal practice and account for it as a part of general overhead or other reimbursable costs in accordance with the Contractor's established accounting procedures.

(j) Abandonment and restoration of Contractor premises. Unless otherwise provided herein, the Government--

         (1) May abandon any Government property in place, at which time all obligations of the Government regarding such abandoned property shall cease; and

         (2) Has no obligation to restore or rehabilitate the Contractor's premises under any circumstances (e.g., abandonment, disposition upon completion of need, or contract completion). However, if the Government-furnished property (listed in the Schedule or specifications) is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.

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                  (k) Communications. All communications under this clause shall be in writing.

         (l) Overseas contracts. If this contract is to be performed outside the United States of America, its territories, or possessions, the words
         "Government" and "Government-furnished" (wherever they appear in this clause) shall be construed as "United States Government" and "United
         States Government-furnished," respectively.

                                (End of clause)

H-5       252.232-7007   LIMITATION OF GOVERNMENT'S OBLIGATION         AUG/1993

         (a) Contract line item(s)0001 and 0007 through 0010 are incrementally funded. For these item(s), the sum of $ -3- of the total price is presently available for payment and alloted to this contract. An allotment schedule is set forth in paragraph (i) of this clause.

         (b) For item(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government's convenience, approximates the total amount currently allotted to the contract. The Contractor will not be obligated to continue work for those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled "Termination for Convenience of the Government."
As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit, and estimated termination settlement costs for those item(s).

         (c) Notwithstanding the dates specified in the allotment schedule in paragraph (i) of this clause, the Contractor will notify the Contracting Officer in writing at least ninety days prior to the date when, in the Contractor's best judgement, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience,will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (i) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for th timely performance of the item(s) funded pursuant to this clause, for a subsequent period as may be specified in the allotment schedule in paragraph (i) of this clause or otherwise agreed to by the parties.
If after such notification additional funds are not allotted by the date identified in the Contractor's notification, or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not been allotted, pursuant to the clause of this contract entitled
"Termination for Convenience of the Government."

         (d) When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraphs (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed sunstitute date, and the contract will be modified accordingly.

         (e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled "Disputes."

         (f) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause.

         (g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled "Default." The provisions of this clause are limited to the work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. The clause no longer applies once the contract is fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraph (d) or (e) of this clause.

         (h) Nothing in this clause affects the right of the Government to terminate this contract pursuant to the clause of this contract entitled
"Termination for Convenience of the Government."

         (i) The parties contemplate that the Government will allot funds to this contractas required.

H-6       52.7420   STATEMENT OF SERVICES RENDERED AND ACCEPTED         APR/1999

         (a) For purposes of obtaining government certification as to the contractor's performance, upon completion of the services called for herein, the contractor shall submit to the Contracting Officer's Representative (COR) (who in Table 1 of Appendix I, "Material Inspection and Receiving Report" (DFARS
252.246-7000) is the consignee) a Statement of Services Rendered and Accepted
(AMSEL PC Form

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5124) along with a Material Inspection and Receiving Report (DD Form 250). If
performance is found to be satisfactory, the COR will so accept the services on the DD Form 250.

         (b) The contractor shall submit either invoices or vouchers which shall be supported by the executed DD Form 250. If Standard Form 1034, Public Voucher for Purchases and Services other than Personal is used, submission through the cognizant DCAA to the cognizant payment office is required. Standard Form 1034 shall be used for Cost Reimbursement as well as Time and Materials and Labor
Hour type contracts.

         (c) A copy of each payment request shall be submitted to the Contracting Officer.

PROCEDURAL NOTE: In accordance with FAR 32.905(f), all invoice payments shall be supported by a receiving report or any other Government documentation authorizing payment to include, but not limited to the following:

         (1) Contract number or other authorization for supplies delivered or services performed.

         (2) Description of supplies delivered or services performed.

         (3) Quantities of supplies received and accepted or services performed, if applicable.

         (4) Date supplies delivered or services performed.

         (5) Date supplies or services were accepted by the designated
         Government official.

         (6) Signature, or when permitted by agency regulations, electronic equivalent, printed name, title, mailing address, and telephone number of the designated Government official responsible for acceptance or approval functions.

The Department of Defense Activity Address Code (DODAAC) may be used in lieu of the mailing address. E-mail addresses, if possible, shall be added to facilitate communication and the Contractor's Tax Identification Number (TIN) should also be included on the respective invoices for tracking purposes.

DFAS (Payment Office) WILL RETURN TO SENDER ANY RECEIVING REPORTS (INCLUDING DD
FORM 250) WHICH DO NOT CONTAIN THE REQUIRED INFORMATION.

H-7       52.7565             PERSONNEL CHANGES                         SEP/1997

Resumes of any personnel, proposed as substitutes or replacements for personnel originally proposed, who become unavailable during the period of the contract, shall be provided to the Government for review and approval. Substitutes must have equal or greater qualifications.

H-8                           CONTRACT ADMINISTRATION

In accordance with FAR 16.504(a)(4)(iv) and 16.505(b)(1), offerors awarded contracts will be given a fair opportunity to be considered for Delivery Order awards unless one of the exceptions under FAR 16.505(b)(2) applies. The
Contracting Officer has broad discretion in the selection of criteria and will use such criteria as the proposed cost, the ability of the offeror to provide the level of quality required based upon unique or specialized knowledge in the area under consideration; previous instant contracr, demonstrated performance efficiencies that can be quantified and evaluated or other relevant factos.
Offerors awarded contracts will be issued electroniv TEP requests which will include the relevant evaluation criteria and applicable task SOW. A TEP due date will also be specified on the TEP request after which proposals will be evaluated in accordance with the evaluation criteria specified.

                         *** END OF NARRATIVE H 001 ***
H-9                           TRANSFER/REPLACEMENT OF PERSONNEL

Any transfer or replacement of personnel for the convenience of the contractor shall not cause a delay in services rendered or an impact to mission performance.

                         *** END OF NARRATIVE H 002 ***
H-10                          REMOVAL OF CONTRACTOR PERSONNEL

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The Contracting Officer may require the contractor to remove from the job contractor personnel for misconduct on or off duty, for conduct reflecting adversely against the interests of the United States, for conduct which endangers persons or property or whose continued employment under the contract is inconsistent with the interests of military security. The Contracting Officer will furnish just cause cause for having personnel removed from the job.

                         *** END OF NARRATIVE H 003 ***
H-11                          HOURS OF WORK AND OVERTIME

a. Work within the continental limits of the United States and its possessions shall not normally exceed eight (8) hours per day or forty (40) hours per normal work week. Work hours OCONUS shall correspond to hours worked by comparable
Government personnel, provided a maximum of forty (40) hours per week is not exceeded.

b. Overtime will be approved by the Contracting Officer or a designated representative in the absence of the Contracting Officer. Overtime will be paid as straight time for exempt employees, and overtime for non-exempt (SCA) employees will be paid at the minimum rate required under the applicable regulations. OCONUS rates for non-exempt employees will be at the same rate as the CONUS rates. Overtime is considered to be:

          (1) In excess of eight (8) hours per day, or

          (2) In excess of forty (40) nours per week.

EMERGENCY OVERTIME. In the case of extreme emergency, where delay would endanger accomplishment of essential theater missions, the Contracting Officer's designated representative may authorize overtime. There will be no uncompensated overtime. All approved overtime is contingent upon the availability of certified funds on contract unless otherwise specified by the Procuring Contracting
Officer.

c. Time spent in Government-directed travel shall be considered as time worked:

         (1) To the maximum extent of eight (8) hours per calendar day.

         (2) Such travel on holidays or the alternate day off in lieu thereof, is overtime work.

         (3) Such travel on regular days off is overtime work only to the extent that the work week exceeds forty (40) hours.

         (4) Authorized holidays for contactor personnel performing work at a Government installation shall correspond with Government holidays. Regular
Government holidays are as follows:

          New Year's Day                     Labor Day
          Martin Luther King Jr's Birthday   Columbus Day
          President's Day                    Veteran's Day
          Memorial Day                       Thanksgiving Day
          Independence Day                   Christmas Day

e. Billable Time.

         (1) Billable hours consist of:

         (i) The number of normal hours that services are actually performed or were available under the orders;

         (ii) Hours may be billed for any local holiday which the area commander administratively determines to be a non-work day;

         (iii) The number of hours which are necessary for travel by contractor's employees to perform services from contractor's plant to assigned work site; in performing the duties assigned; as a result of transfer to new assigned site of work; return from assigned site of work to contractor's plant.

         (2) Billable hours do not include:

         1. The number of normal work days that contractor personnel are not permitted to work because of lack of security clearance, proper identification required under the terms og the contract, even though such personnel might otherwise be available for work on those days. Contracor personnel will not be considered available for assignment until the following information concerning such personnel is submitted in writing to the issuing Contracting Officer's designated representative:

     Name

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     Social Security Number
     Passport Number
     Security Clearance (date of clarance and issuing agency)
     Visa number (when required).

The contractor will not submit the above information until the valid tasking is issued.

         2. The number of normal days that contractor personnel are not available for work;

         3. The number of normal work days that services were not performed or were not available because of security reasons., voluntary resignation, death, incapacity, illness, vacation or removal by the contractor or contractor personnel. Additionally the contractor shall not br paid for labor incurred by contactor personnel assigned to OCONUS Govrnment installations when said
Government installations are closed for holidays not recognized by the contractor. These contractor personnel shall not be required to work on such holidays;

         4. The number of normal work days during which contractor personnel are detained after capture by hostile forces or persons as prisoners, hostages or otherwise; but this paragraph shall not prevent payment from being made pursuant to Chapter 12 Title 42 of the US Code Section 1701 through 1717 as amended;

         5. Travel time to and from job assignment for leave or holidays.

                         *** END OF NARRATIVE H 004 ***
H-12                     TRAVEL AND TRANSPORTATION ALLOWANCES

a. Travel performed by contractor employees in performance of duty at the site(s) of the work or between sites of work will be either Government furnished or reimbursed to the contractor. Reimbursement for travel by commercial transportation shall be in accordance with the Government Joint Travel
Regulations (JTR). Authorized travel by private automobile shall be in accordance with the JTR unless such mode of transportation is solely for the convenience of the contractor's employee, the maximum reimbursement to the contractor will be limited to the cost that would have been incurred if travel were performed by commercial facilities.

b. The contractor is not entitled to the use of the Government contract for scheduling of air travel. The contractor is required to utilize non-refundable airline tickets unless the penalty for cancellation of a non-refundable ticket is more than 10% above the cost of the ticket. Purchase of a refundable airline ticket or expenditure of a penalty cost in excess of 10% of the purchase price of a nonrefundable ticket require the approval of the Contracting Officer or his designated representative. The contractor is required to use less than first class travel accommodations where such services meet reasonably adequate standards for safety, convenience and comfort.

c. The contractor will retain receipts of all travel related expenses and will provide said receipts as required by the Government to support any and all invoices submitted for payment authorization.

                         *** END OF NARRATIVE H 005 ***
H13                           ORGANIZATIONAL CONFLICT OF INTEREST

(a) It is recognized by the parties hereto, that the efforts to be performed by the contractor under this contract, are of such a nature that it creates a potential conflict of interest as contemplated by Subpart 9.5 of the Federal
Acquisition Regulation FAR). It is the intention of the parties that the contractor will not engage in any contractual activities which may impair the ability to render unbaised advice and recommendations, or in which he may gain an unfair competitive advantage as a result of the knowledge, information and experience gained during performance of this contract.

(b) The contractor agrees not to participate as a prime contractor, subcontractor, consultant or team member in any acquisition for hardware or software wherein:

         (1) The contractor has participated in the analysis and recommendation leading to the acquisition decision to acquire such a system; or

         (2) The system being acquired has the potential of being tested by the contractor, or

         (3) The contractor may have an unfair competitive advantage resulting from the information gained during the performance of this contract.

(c) The term "contractor" herein used means:

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                  (1) The organization (hereinafter referred to as "it" or
         "its") entering into this contract with the US Government,

                  (2) All business organizations which it may merge, join or affiliate with, now or in the future, and in any manner whatsoever, or which hold or may maintain, by purchase or otherwise, direct or indirect control of it;

                  (3) Its parent organization (if any), and any of its present or future subsidiaries, associates, affiliates, or holding companies;
         and

                  (4) Any organization or enterprise over which it has direct or indirect control (now or in the future).

(d) The contractor agrees that as an advisor to CECOM NVESD, it will use all reasonable diligence in protecting proprietary data received by it, while conducting this contract. The contractor further agrees it will not willfully disclose said proprietary data to unauthorized parties without the prior permission of the US Government, and that such proprietary data shall not be duplicated, used or disclosed, in whole or in part, for any purpose other than to accomplish the efforts for this contract. This restriction does not limit the contractor's right to use, duplicate or disclose such iformation if such information was lawfully obtained from other sources by the contractor, without restrictions.

(e) The prior approval of the Contracting Officer is required before any work to be performed under this contract may be submitted to any organization described in paragraph (c)(1), (c)(2), (c)(3) and (c)(4), above.

(f) The contractor agrees to enter into written agreements with all companies whose proprietary data he shall have access to, to protect such data from unauthorized use or disclosure as long as it remains proprietary. The contractor shall furnish to the Contracting Officer copies of written agreements cited herein. The contractor agrees to protect the proprietary data and rights of of other other organizations disclosed to the contractor during perfomance of this contract, with the same caution that a reasonably prudent contractor would use to safeguard highly valuable property. The contractor agrees to to refrain from using proprietary information for any purpose other than that for which it was furnished.

(g) The contractor shall not distribute reports, data or information of any nature arising from its performance under this contract, except as provided by this contract or as may be directed by thr Contracting Officer's Representative
(COR).

(h) The contractor shall include this provision, including this paragraph, in subcontracts of any tier which involve access to information covered in (a) above. The use of this clause in such subcontracts shall be read by substituting the word "subcontractor" for the word "contractor" wherever the latter appears.

(i) The contractor's employees shall be trained and informed of Subpart 9.5 of the FAR and this contract provision.

(j) Government representatives shall have access to contractor's premises and the right to inspect all pertinent books and records in order to insure that the contractor is in compliance with Subprt 9.5 of the FAR and this provision.

(k) Questions regarding this interpretation of Subpart 9.5 of the FAR and this provision shall be submitted to the Contracting Officer.

(l) The contractor agrees that if after award, it discovers potential organizational conflict of interest, a prompt and full disclosure shall be made in writing to the Contracting Officer. This disclosure shall include a description of the action the contractor has taken or proposed to take, to avoid or mitigate such conflicts.

(m) For breach of the above restrictions or for nondisclosure of misrepresentation of any relevant interests required to be disclosed concerning this contracr, the Government may terminate the contract for default, disqualify the contractor from subsequent related contractual efforts, and pursue other remdies permitted by law or this contract.

(n) The Government may waive application of this clause when it is determined to be in the best interest of the Government to do so.

(o) This agreement will remain in effect during the period of performance of this contract and for a period of four years following completion of this contract.

                         *** END OF NARRATIVE H 006 ***

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SECTION I - CONTRACT CLAUSES

          Regulatory Cite               Title                              Date
          ---------------               -----                              ----

I-1       52.202-1            DEFINITIONS                               MAR/2001
I-2       52.203-3            GRATUITIES                                APR/1984
I-3       52.203-5            CONVENANT AGAINST CONTINGENT FEES         APR/1984
I-4       52.203-6            RESTRICTIONS ON SUBCONTRACTOR SALES TO
                              THE GOVERNMENT                            JUL/1995
I-5       52.203-6            RESTRICTIONS ON SUBCONTRACTOR SALES TO
                              THE GOVERNMENT (JUL 1995) AND             JUL/1995
                              ALTERNATE I (OCT 1995)
I-6       52.203-7            ANTI-KICKBACK PROCEDURES                  JUL/1995
I-7       52.203-8            CANCELLATION, RESCISSION, AND RECOVERY
                              OF FUNDS FOR ILLEGAL OR                   JAN/1997
                              IMPROPER ACTIVITY
I-8       52.203-10           PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR
                              IMPROPER ACTIVITY                         JAN/1997
I-9       52.203-12           LIMITATION ON PAYMENTS TO INFLUENCE
                              CERTAIN FEDERAL TRANSACTIONS              JUN/1997
I-10      52.204-4            PRINTING/COPYING DOUBLE-SIDED ON
                              RECYCLED PAPER                            AUG/2000
I-11      52.209-6            PROTECTING THE GOVERNMENT'S INTEREST
                              WHEN SUBCONTRACTING WITH                  JUL/1995
                              CONTRACTORS DEBARRED, SUSPENDED, OR
                              PROPOSED FOR DEBARMENT
I-12      52.211-15           DEFENSE PRIORITY AND ALLOCATION
                              REQUIREMENTS                              SEP/1990
I-13      52.215-2            AUDIT AND RECORDS--NEGOTIATION            JUN/1999
I-14      52.215-8            ORDER OF PRECEDENCE--UNIFORM CONTRACT
                              FORMAT                                    OCT/1997
I-15      52.219-06           NOTICE OF TOTAL SMALL BUSINESS SET-ASIDE  JUL/1996
I-16      52.219-14           LIMITATIONS ON SUBCONTRACTING             DEC/1996
I-17      52.222-06           DAVIS BACON ACT                           FEB/1995
I-18      52.222-20           WALSH-HEALEY PUBLIC CONTRACTS ACT         DEC/1996
I-19      52.222-26           EQUAL OPPORTUNITY                         FEB/1999
I-20      52.222-29           NOTIFICATION OF VISA DENIAL (Deviation)
                              DAR Tracking No: 98-00012                 FEB/1999
                              (DEV)
I-21      52.222-35           AFFIRMATIVE ACTION FOR DISABLED VETERANS
                              AND VETERANS OF THE VIETNAM               APR/1998
                              ERA
I-22      52.222-36           AFFIRMATIVE ACTION FOR WORKERS WITH
                              DISABILITES                               JUN/1998
I-23      52.222-37           EMPLOYMENT REPORTS ON DISABLED VETERANS
                              AND VETERANS OF THE VIETNAM               JAN/1999
                              ERA
I-24      52.223-3            HAZARDOUS MATERIAL IDENTIFICATION AND
                              MATERIAL SAFETY DATA                      JAN/1997
I-25      52.223-6            DRUG-FREE WORKPLACE                       MAR/2001
I-26      52.225-10           NOTICE OF BUY AMERICAN ACT/BALANCE OF
                              PAYMENTS PROGRAM REQUIREMENT--            FEB/2000
                              CONSTRUCTION MATERIALS
I-27      52.225-13           RESTRICTIONS ON CERTAIN FOREIGN
                              PURCHASES                                 JUL/2000
I-28      52.227-1            AUTHORIZATION AND CONSENT (JUL 1995)
                              AND ALTERNATE I (APR 1984)                JUL/1995
I-29      52.227-2            NOTICE AND ASSISTANCE REGARDING PATENT
                              AND COPYRIGHT INFRINGEMENT                AUG/1996
I-30      52.227-09           REFUND OF ROYALTIES                       APR/1984
I-31      52.227-10           FILING OF PATENT APPLICATIONS -
                              CLASSIFIED SUBJECT MATTER                 APR/1984
I-32      52.227-11           PATENT RIGHTS - RETENTION BY THE
                              CONTRACTOR (SHORT FORM)                   JUN/1997
I-33      52.228-03           WORKERS' COMPENSATION INSURANCE
                              (DEFENSE BASE ACT)                        APR/1984
I-34      52.230-2            COST ACCOUNTING STANDARDS                 APR/1998
I-35      52.232-07           PAYMENTS UNDER TIME-AND-MATERIALS AND
                              LABOR-HOUR CONTRACTS                      MAR/2000
I-36      52.232-08           DISCOUNTS FOR PROMPT PAYMENT              MAY/1997
I-37      52.232-17           INTEREST                                  JUN/1996
I-38      52.232-23           ALT ASSIGNMENT OF CLAIMS (JAN 1986) AND
                              ALTERNATE I (APR 1984)                    JAN/1986
          I
I-39      52.232-25           PROMPT PAYMENT                            MAR/2001
I-40      52.232-33           PAYMENT BY ELECTRONIC FUNDS TRANSFER -
                              CENTRAL CONTRACTOR                        MAY/1999
                              REGISTRATION
I-41      52.233-1            DISPUTES                                  DEC/1998
I-42      52.233-3            PROTEST AFTER AWARD                       JUL/2000
I-43      52.237-02           PROTECTION OF GOVERNMENT BUILDINGS,
                              EQUIPMENT, AND VEGETATION                 APR/1984
I-44      52.237-3            CONTINUITY OF SERVICES                    JAN/1991
I-45      52.242-13           BANKRUPTCY                                JUL/1995
I-46      52.243-03           CHANGES - TIME-AND-MATERIAL OR LABOR-
                              HOURS                                     SEP/2000
I-47      52.244-2            SUBCONTRACTS (COST-REIMBURSEMENT AND
                              LETTER CONTRACTS) (AUG 1998) AND          AUG/1998
                              ALTERNATE I (AUG 1998)
I-48      52.246-25           LIMITATION OF LIABILITY--SERVICES         FEB/1997
I-49      52.249-06           TERMINATION (COST-REIMBURSEMENT)          SEP/1996
I-50      52.249-06           TERMINATION (COST-REIMBURSEMENT)
                              (SEP 1996) AND ALTERNATE IV (SEP          SEP/1996
                              1996)
I-51      52.249-14           EXCUSABLE DELAYS                          APR/1984

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          Regulatory Cite               Title                              Date
          ---------------               -----                              ----
I-52      252.201-7000        CONTRACTING OFFICER'S REPRESENTATIVE      DEC/1991
I-53      252.203-7001        PROHIBITION ON PERSONS CONVICTED OF
                              FRAUD OR OTHER DEFENSE-CONTRACT-          MAR/1999
                              RELATED FELONIES
I-54      252.203-7002        DISPLAY OF DOD HOTLINE POSTER             DEC/1991
I-55      252.204-7000        DISCLOSURE OF INFORMATION                 DEC/1991
I-56      252.204-7002        PAYMENT FOR SUBLINE ITEMS NOT
                              SEPARATELY PRICED                         DEC/1991
I-57      252.205-7000        PROVISION OF INFORMATION TO COOPERATIVE
                              AGREEMENT HOLDERS                         DEC/1991
I-58      252.209-7000        ACQUISITION FROM SUBCONTRACTORS SUBJECT
                              TO ON-SITE INSPECTION UNDER               NOV/1995
                              THE INTERMEDIATE-RANGE NUCLEAR FORCES
                              (INF) TREATY
I-59      252.223-7004        DRUG-FREE WORK FORCE                      SEP/1988
I-60      252.223-7006        PROHIBITION ON STORAGE AND DISPOSAL OF
                              TOXIC AND HAZARDOUS MATERIALS APR/1993
I-61      252.225-7007        BUY AMERICAN ACT--TRADE AGREEMENTS--
                              BALANCE OF PAYMENTS PROGRAM               APR/2000
I-62      252.225-7009        DUTY-FREE ENTRY--QUALIFYING COUNTRY
                              SUPPLIES (END PRODUCTS AND                AUG/2000
                              COMPONENTS)
I-63      252.225-7010        DUTY-FREE ENTRY--ADDITIONAL PROVISIONS    AUG/2000
I-64      252.225-7012        PREFERENCE FOR CERTAIN DOMESTIC
                              COMMODITIES                               AUG/2000
I-65      252.225-7025        RESTRICTION ON ACQUISITION OF FORGINGS    JUN/1997
I-66      252.225-7026        REPORTING OF CONTRACT PERFORMANCE OUTSIDE
                              THE UNITED STATES                         JUN/2000
I-67      252.225-7031        SECONDARY ARAB BOYCOTT OF ISRAEL          JUN/1992
I-68      252.227-7013        RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL
                              ITEMS                                     NOV/1995
I-69      252.227-7014        RIGHTS IN NONCOMMERCIAL COMPUTER
                              SOFTWARE AND NONCOMMERCIAL COMPUTER       JUN/1995
                              SOFTWARE DOCUMENTATION
I-70      252.227-7016        RIGHTS IN BID OR PROPOSAL INFORMATION     JUN/1995
I-71      252.227-7027        DEFERRED ORDERING OF TECHNICAL DATA OR
                              COMPUTER SOFTWARE                         APR/1988
I-72      252.227-7030        TECHNICAL DATA--WITHHOLDING OF PAYMENT    OCT/1988
I-73      252.227-7036        DECLARATION OF TECHNICAL DATA CONFORMITY  JAN/1997
I-74      252.227-7037        VALIDATION OF RESTRICTIVE MARKINGS ON
                              TECHNICAL DATA                            NOV/1995
I-75      252.228-7003        CAPTURE AND DETENTION                     DEC/1991
I-76      252.242-7000        POST AWARD CONFERENCE                     DEC/1991
I-77      252.246-7000        MATERIAL INSPECTION AND RECEIVING REPORT  DEC/1991
I-78      252.247-7023        TRANSPORTATION OF SUPPLIES BY SEA         MAR/2000

I-79      52.216-18           ORDERING                                  OCT/1995

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from date of basic contract award through the last day of performance year.

         (b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

         (c) If mailed, a delivery order or task order is considered 'issued' when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

                                (End of clause)

I-80      52.216-19           ORDER LIMITATIONS                         OCT/1995

(a) Minimum order. When the Government requires supplies or services covered by this conract in an amount of less than $500.00, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

         (b) Maximum order. The Contractor is not obligated to honor--

         (1) Any order for a single item in excess of the estimated value of the contract year;

         (2) Any order for a combination of items in excess of the estimated value of the contract year; or

         (3) A series of orders from the same ordering office within the performance period of the contract that together call for quantities exceeding the limitation in subparagraph (1) or (2) of this section.

         (c) If this is a requirements contract (i.e., includes the Requirements clause at subection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.

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         (d) Notwithstanding paragraphs (b) and (c) of this section, the
Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within -5- days after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

                                (End of clause)

I-81      52.216-22           INDEFINITE QUANTITY                       OCT/1995

         (a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

         (b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the 'maximum.' The Government shall order at least the quantity of supplies or services designated in the Schedule as the 'minimum.'

         (c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

         (d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period;
provided, that the Contractor shall not be required to make any deliveries under this contract after 365 days after expiration of effective period (i.e., performance year) of the basic contract.

                                (End of clause)

I-82      52.222-49           SERVICE CONTRACT ACT -- PLACE OF
                              PERFORMANCE UNKNOWN                       MAY/1989

         (a) This contract is subject to the Service Contract Act, and the place of performance was unknown when the solicitation was issued. In addition to places or areas identified in wage determinations, if any, attached to the solicitation, wage determinations have also been requested for the following:
-1-. The Contracting Officer will request wage determinations for additional places or areas of performance if asked to do so in writing by -2-.

         Offerors who intend to perform in a place or area of performance for which a wage determination has not been attached or requested may nevertheless submit bids or proposals. However, a wage determination shall be requested and incorporated in the resultant contract retroactive to the date of contract award, and there shall be no adjustment in the contract price.

I-83      52.XXX              CONTINUED PERFORMANCE DURING CRISES
                              SITUATIONS                                JUL/1988

         a. The requirements of this contract have been identified by the US
Government as being essential to the mission and operational readiness of the US
Army and allied forces operating within OCONUS locations; therefore, the contractor may be required to perform this contract during crises situations including war or a state of emergency subject to the requirements and provisions listed below.

         b. The contractor shall be responsible for performing all requirements of this contract notwithstanding crises situations including the existence of any state of war, whether declared or undeclared, or state of emergency, by the United States (US) or Allied Forces, commencement of hostilities, internal strife, rioting, civil disturbances, or activities of any type which would endanger the welfare and security of US and allied forces in OCONUS locations.
Failure by the contractor to perform may subject the contractor to a termination of this contract by default.

         c. Crises situations shall be determined by the overseas theater
Commander-In-Chief or when Defense Readiness Condition (DEFCON) three (3) is declared for that area.

         d. Continued performance hereunder may require an equitable adjustment;
therefore, the contractor shall segregate and separately identify all costs incurred in the contract performance during war or state of emergency. The contractor shall notify the contracting officer of any increase or decrease in costs within ninety (90) days after continued performance has been directed by the contracting officer, or within any additional period that the contracting officer may approve in writing, but not later than the date of final payment under the contract. The contractor's notice shall include the contractor's proposal for an adjustment and any data supporting

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the increase or decrease in the form prescribed by the contracting officer. As soon as practicable after receipt of the contractor's proposal, the parties shall negotiate a price adjustment in the contract price. Failure to agree on any adjustment shall be handled as a dispute under the disputes clause.

         e. Contractor personnel and dependents will be integrated into Government Contingency Plans, and afforded the same rights, privileges, protection and priority as U.S. Government personnel. The Government will provide security, housing, and messing facilities for contractor personnel and dependents, should conditions warrant.

I-84      52.243-07           NOTIFICATION OF CHANGES                   APR/1984

         (a) Definitions. 'Contracting Officer,' as used in this clause, does not include any representative of the Contracting Officer. 'Specifically authorized representative (SAR),' as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this subparagraph and shall be issued to the designated representative before the SAR exercises such authority.

         (b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing promptly, within calendar days (to be negotiated) from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state-

         (1) The date, nature, and circumstances of the conduct regarded as a change;

         (2) The name, function, and activity of each Government individual and Contractor official or employee involved in or knowledgeable about such conduct;

         (3) The identification of any documents and the substance of any oral communication involved in such conduct;

         (4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;

         (5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including-

             (i) What contract line items have been or may be affected by the alleged change;

             (ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;

             (iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;

             (iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and

         (6) The Contractor's estimate of the time by which the Government must respond to the Contractor's notice to minimize cost, delay or disruption of performance.

(c) Continued performance. Following submission of the notice required by (b) above, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change as described in (b) above, notice shall be given in the manner provided.
All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing promptly and copies furnished to the Contractor and to the Contracting Officer. The Contracting Officer shall promptly countermand any action which exceeds the authority of the SAR.

(d) Government response. The Contracting Officer shall promptly, within calendar days (to be negotiated) of receipt of notice, respond to the notice in writing.
In responding, The Contracting Officer shall either-

         (1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;

         (2) Countermand any communication regarded as a change;

         (3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary, direct the mode of

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further performance; or

         (4) In the event the Contractor's notice information is inadequate to make a decision under (1), (2), or (3) above, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.

(e) Equitable adjustment. (1) If the Contracting Officer confirms that
Government conduct affected a change as alleged by the Contractor, and the conduct causes an increase ordecrease in the Contractor's cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made-

         (i) In the contract price or delivery schedule or both; and

         (ii) In such other provisions of the contract as may be affected.

         (2) The contract shall be modified in writing accordingly. In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such a defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractor's failure to provide notice or to continue performance as provided, respectively, in (b) and (c) above.

NOTE: The phrases 'contract price' and 'cost' wherever they appear in the clause, may be appropriately modified to apply to costreimbursement or incentive contracts, or to combinations thereof.

I-85      52.244-6            SUBCONTRACTS FOR COMMERCIAL ITEMS AND
                              COMMERCIAL COMPONENTS                     OCT/1998

          (a) Definitions.

                  "Commercial item," as used in this clause, has the meaning contained in the clause at 52.202-1, Definitions.

                  "Subcontract," as used in this clause, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

         (b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

         (c) Notwithstanding any other clause of this contract, the Contractor is not required to include any FAR provision or clause, other than those listed below to the extent they are applicable and as may be required to establish the reasonableness of prices under Part 15, in a subcontract at any tier for commercial items or commercial components:

                  (1) 52.222-26, Equal Opportunity (E.O.11246);

                  (2) 52.222-35, Affirmative Action for Disabled Veterans and
                  Veterans of the Vietnam Era (38 U.S.C.4212(a));

                  (3) 52.222-36, Affirmative Action for Workers with
                  Disabilities (29 U.S.C.793); and

                  (4) 52.247-64, Preference for Privately Owned U.S.-Flagged
                  Commercial Vessels (46 U.S.C.1241) (flow down not required for subcontracts awarded beginning May 1, 1996).

         (d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

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                                (End of Clause)


I-86      52.252-02           CLAUSES INCORPORATED BY REFERENCE         FEB/1998

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting
Officer will make their full text available.

I-87      252.225-7043        ANTITERRORISM/FORCE PROTECTION POLICY
                              FOR DEFENSE CONTRACTORS OUTSIDE           JUN/1998
                              THE UNITED STATES

     (DFARS Case 96-D016, D.L. Letter 98-001, dated 11 Jun 98)

(a) Except as provided in paragraph (b) of this clause, the Contractor and its subcontractors, if performing or traveling outside the United States under this contract, shall--

         (1) Affiliate with the Overseas Security Advisory Council, if the
Contractor or subcontractor is a U.S. entity;

         (2) Ensure that Contractor and subcontractor personnel who are U.S.
nationals and are in-country on a non-transitory basis, register with the U.S.
Embassy, and that Contractor and subcontractor personnel who are third country nationals comply with any security related requirements of the Embassy of their nationality;

         (3) Provide, to Contractor and subcontractor personnel, antiterrorism/force protection awareness information commensurate with that which the Department of Defense (DoD) provides to its military and civilian personnel and their families, to the extent such information can be made available prior to travel outside the United States; and

         (4) Obtain and comply with the most current antiterrorism/force protection guidance for Contractor and subcontractor personnel.

(b) The requirements of this clause do not apply to any subcontractor that is--

         (1) A foreign government;

         (2) A representative of a foreign government; or

         (3) A foreign corporation wholly owned by a foreign government.

         (c) Information and guidance pertaining to DoD antiterrorism/ force protection can be obtained from:

          HD\QDA (DAMO-ODL/ ODCSOP;
          Telephone: DSN 225-8491
          Commercial: (703) 695-8491

                                (End of clause)
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SECTION J - LIST OF ATTACHMENTS

List of                                                                            Number
Addenda             Title                                                  Date    of Pages  Transmitted By
-------             -----                                                  ----    --------  --------------
Exhibit A           DD FORM 1423, EXHIBIT A, DATA ITEM A001, FUNCTIONAL              001       EMAIL
                    CATEGORY FNCL
Exhibit B           DD FORM 1423, EXHIBIT B, DATA ITEM B001, FUNCTIONAL              001       EMAIL
                    CATEGORY MISC
Exhibit C           DD FORM 1423, EXHIBIT C, DATA ITEM C001, FUNCTIONAL              001       EMAIL
                    CATEGORY IPSC
Exhibit D           DD FORM 1423, EXHIBIT D, DATA ITEM D001, FFUNCTIONAL             001       EMAIL
                    CATEGORY ADMN
Exhibit E           DD FORM 1423, EXHIBIT E, DATA ITEM E001, FUNCTIONAL              001       EMAIL
                    CATEGORY DRPR
Attachment 001      LABOR CATEGORIES AND HOURS                                       002       EMAIL
Attachment 002      PROPOSED LOADED LABOR RATES AND GENERAL AND ADMINISTRATIVE       005       EMAIL
                    RATES
Attachment 003      DD 254                                             04-DEC-2000   009       EMAIL
Attachment 004      WAGE DETERMINATION                                                         EMAIL

                         *** END OF NARRATIVE J 001 ***